Exhibit 10.1

Execution Version

SEVENTY SEVEN ENERGY INC.

AMENDED AND RESTATED

RESTRUCTURING SUPPORT AGREEMENT

May 12, 2016

THIS RESTRUCTURING SUPPORT AGREEMENT IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF VOTES WITH RESPECT TO A CHAPTER 11 PLAN OF REORGANIZATION. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR, AS APPLICABLE, PROVISIONS OF THE BANKRUPTCY CODE. THIS RESTRUCTURING SUPPORT AGREEMENT CONTAINS MATERIAL NONPUBLIC INFORMATION AND, THEREFORE, IS SUBJECT TO FEDERAL SECURITIES LAWS.

This Amended and Restated Restructuring Support Agreement (together with the exhibits and schedules attached hereto, which includes, without limitation, the Plan Term Sheet (as defined below) attached hereto as Exhibit A,1 as each may be amended, restated, supplemented, or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of May 12, 2016, is entered into by and among: (i) Seventy Seven Energy Inc. (“HoldCo”); Seventy Seven Finance Inc. (“SSF”); Seventy Seven Operating LLC (“OpCo”); Great Plains Oilfield Rental, L.L.C. (“Great Plains”); Seventy Seven Land Company LLC; Nomac Drilling, L.L.C. (“Nomac”); Performance Technologies, L.L.C. (“PTL”); PTL Prop Solutions, L.L.C.; SSE Leasing, LLC; Keystone Rock & Excavation, L.L.C.; and Western Wisconsin Sand Company, LLC (each, a “Debtor” and, collectively, the “Debtors”)2; (ii) the lender parties to that certain Term Loan Credit Agreement, dated as of June 25, 2014 (as amended, restated, modified, supplemented or replaced from time to time, the “Term Loan”), by and among OpCo, as borrower, HoldCo, the guarantors thereunder, Wilmington Trust, N.A., as administrative agent and the lenders party thereto (the “Term Loan Lenders”) that are (and any Term Loan Lenders that may become in accordance with Section 14 and Section 15 hereof) signatories hereto (collectively, the “Consenting Term Loan Lenders”); (iii) the lender parties to that certain Incremental Term Supplement (Tranche A), dated as of May 13, 2015 (as amended, restated, modified, supplemented or replaced from time to time prior to the Petition Date, the “Incremental Term Loan”), by and among OpCo, as borrower, HoldCo, the guarantors thereunder, Wilmington Trust, N.A., as administrative agent, and the lenders thereunder (the “Incremental Term Loan Lenders”) that are (and any Incremental Term Loan Lenders that may become in accordance with Section 14 and/or Section 15 hereof) signatories hereto (collectively, the “Consenting Incremental Term Loan Lenders”); (iv) the holders of OpCo Notes (each such holder, on behalf of itself and the funds it represents, an “OpCo Noteholder”) issued pursuant to

[1]	Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Plan Term Sheet.
[2]	Until the occurrence of the Termination Date, every entity that is a debtor in the Chapter 11 Cases shall be a party to this Agreement.

that certain Indenture dated October 28, 2011 (as amended, restated, modified, supplemented, or replaced from time to time prior to the Petition Date, the “OpCo Notes Indenture”) for the 6.625% Senior Notes Due 2019 (the “OpCo Notes”), by and among OpCo, SSF, the guarantors named thereunder, and The Bank of New York Mellon Trust Company, N.A., as trustee, that are (and any OpCo Noteholder that may become in accordance with Section 14 and/or Section 15 hereof) signatories hereto (collectively, the “Consenting OpCo Noteholders”) and (v) the holders of HoldCo Notes (each such holder, on behalf of itself and the funds it represents, a “HoldCo Noteholder”) issued pursuant to that certain Indenture dated June 26, 2014 (as amended, restated, modified, supplemented, or replaced from time to time prior to the Petition Date, the “HoldCo Notes Indenture”) for the 6.50% Senior Notes Due 2022 (the “HoldCo Notes”), by and among HoldCo and The Bank of New York Mellon Trust Company, N.A., as trustee, that are (and any HoldCo Noteholder that may become in accordance with Section 14 and/or Section 15 hereof) signatories hereto (collectively, the “Consenting HoldCo Noteholders” and together with the Consenting Term Loan Lenders, the Consenting Incremental Term Loan Lenders and the Consenting OpCo Noteholders, the “Restructuring Support Parties”). This Agreement amends and restates in its entirety (i) the prior agreement between the Company, the Consenting Incremental Term Loan Lenders and the Consenting OpCo Noteholders dated as of April 15, 2016 and (ii) the prior agreement between the Company, the Consenting Term Loan Lenders, the Consenting Incremental Term Loan Lenders and the Consenting OpCo Noteholders dated as of May 3, 2016. This Agreement collectively refers to the Debtors and the Restructuring Support Parties as the “Parties” and each individually as a “Party.”

RECITALS

WHEREAS, the Parties have engaged in good faith, arm’s-length negotiations and agreed to enter into certain restructuring transactions (the “Restructuring Transactions”) pursuant to the terms and conditions set forth in this Agreement, including the preparation of (i) a joint plan of reorganization for the Debtors on terms consistent with the restructuring term sheet attached hereto as Exhibit A (the “Plan Term Sheet”) and incorporated herein by reference pursuant to Section 2 hereof (as may be amended, restated, supplemented, or otherwise modified from time to time in accordance with this Agreement, the “Plan”)3; and (ii) a disclosure statement containing “adequate information” (as that term is used in the Bankruptcy Code) with respect to the Plan and the Plan Term Sheet and otherwise in form and substance reasonably satisfactory to the Restructuring Support Parties (the “Disclosure Statement”)4;

WHEREAS, it is anticipated that the Restructuring Transactions will be implemented through jointly-administered voluntary cases commenced by the Debtors (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (as amended, the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), pursuant to the Plan, which will be filed by the Debtors in the Chapter 11 Cases;

[3]	The Plan shall be filed in accordance with the Milestones (as defined below) set forth in Section 6 of this Agreement.
[4]	The Disclosure Statement shall be filed in accordance with the Milestones set forth in Section 6 of this Agreement.

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WHEREAS, as of the date hereof, the Consenting Term Loan Lenders, in the aggregate, hold not less than $236,373,300 (60.1%) of the aggregate outstanding principal amount of the Term Loan Claims and Term Loan Guaranty Claims;

WHEREAS, as of the date hereof, the Consenting Incremental Term Loan Lenders, in the aggregate, hold approximately $91,100,000 (92.0%) of the aggregate outstanding principal amount of the Incremental Term Loan Claims and the Incremental Term Loan Guaranty Claims;

WHEREAS, as of the date hereof, the Consenting OpCo Noteholders, in the aggregate, hold approximately $410,981,000 (63.2%) of the aggregate outstanding principal amount of the OpCo Notes and the OpCo Note Guaranty Claims;

WHEREAS, as of the date hereof, the Consenting HoldCo Noteholders, in the aggregate, hold not less than $225,000,001 (50%) of the aggregate outstanding principal amount of the HoldCo Notes; and

NOW, THEREFORE, in consideration of the promises, mutual covenants, and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties, intending to be legally bound, hereby agrees as follows:

AGREEMENT

1. RSA Effective Date. This Agreement shall become effective, and the obligations contained herein shall become binding upon the Parties, upon the first date (such date, the “RSA Effective Date”) that this Agreement has been executed by all of the following: (i) each Debtor; (ii) Consenting Term Loan Lenders holding, in aggregate, in excess of 66.67% in principal amount outstanding of all claims against the Debtors arising on account of the Term Loan and the Term Loan Guaranty; (iii) Consenting Incremental Term Loan Lenders holding, in aggregate, at least 66.67% in principal amount outstanding of all claims against the Debtors arising on account of the Incremental Term Loan and the Incremental Term Loan Guaranty; (iv) Consenting OpCo Noteholders holding, in aggregate, at least 50% in principal amount outstanding of all claims against the Debtors arising on account of the OpCo Notes; and (v) Consenting HoldCo Noteholders holding, in aggregate, at least 50% in principal amount outstanding of all claims against the Debtors arising on account of the HoldCo Notes.

2. Exhibits and Schedules Incorporated by Reference. Each of the exhibits attached hereto (including the Plan Term Sheet) and any schedules to such exhibits (collectively, the “Exhibits and Schedules”) is expressly incorporated herein and made a part of this Agreement, and all references to this Agreement shall include the Exhibits and Schedules. In the event of any inconsistency between this Agreement (without reference to the Plan Term Sheet) and the Plan Term Sheet, the Plan Term Sheet shall govern.

3. Definitive Documentation. The definitive documents and agreements (the “Definitive Documentation”) governing the Restructuring Transactions shall include every order entered by the Bankruptcy Court, and every pleading, motion, proposed order, or document filed by the Debtors at any point prior to the Termination Date including, without limitation: (a) the Plan (and all exhibits thereto) and the confirmation order with respect to the Plan (the

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“Confirmation Order”); (b) the Disclosure Statement (and all exhibits thereto); (c) the solicitation materials with respect to the Plan (collectively, the “Solicitation Materials”); and (d) any documents or agreements in connection with the reorganized Debtors after the date of consummation of the transactions contemplated by the Plan (the “Plan Effective Date”), including, without limitation, any shareholders’ agreements, amended certificates of incorporation or similar organizational documents, or other related transactional or corporate documents. The Definitive Documentation identified in the foregoing sentence remains subject to negotiation and shall, upon completion, contain terms, conditions, representations, warranties, and covenants consistent with the terms of this Agreement. Any document that is included within the definition of “Definitive Documentation,” including any amendment, supplement, or modification thereof, shall be in a form and substance reasonably satisfactory to the Debtors and the Requisite Consenting Creditors; provided, that for documents, terms, and provisions of the Definitive Documentation that constitute a Supermajority Matter (as defined below), such documents, terms, and provisions shall be in form and substance acceptable to the Debtors and the Requisite Supermajority Consenting Creditors (as defined below); provided, further, that for documents, terms and provisions of the Definitive Documentation within the scope of Section 4(c) below, such documents, terms, and provisions shall be in form and substance acceptable to the Debtors, the Requisite Supermajority Consenting Creditors, and the Requisite Consenting Term Loan Lenders (as defined below); provided, further, that for documents, terms and provisions of the Definitive Documentation within the scope of Section 4(d) below, such documents, terms, and provisions shall be in form and substance acceptable to the Debtors, the Requisite Supermajority Consenting Creditors, and the Requisite Consenting Incremental Term Loan Lenders; provided, further, that the Plan, the Disclosure Statement and the Confirmation Order and any amendments, modifications or supplements to any of them shall be in form and substance reasonably acceptable to the Debtors, the Requisite Consenting Creditors, the Requisite Consenting Term Loan Lenders and the Requisite Consenting Incremental Term Loan Lenders. The Debtors acknowledge and agree that they will provide advance draft copies of all Definitive Documentation at least five (5) days prior to the date when the Debtors intend to file any such pleading or other document (and, if not reasonably practicable, as soon as reasonably practicable prior to filing) to (a) Latham & Watkins LLP (“Latham”), as counsel to the Consenting Incremental Term Loan Lenders, (b) Weil, Gotshal & Manges LLP (“Weil”), as counsel to the Consenting OpCo Noteholders, (c) Jones Day LLP (“Jones Day”), as counsel to the Consenting Term Loan Lenders, and (d) Schulte, Roth and Zabel LLP (“SRZ”) , as counsel to the Consenting HoldCo Noteholders, and shall consult in good faith with Latham, Weil, and Jones Day (as applicable) regarding the form and substance of any such proposed filing.

4. Requisite Consenting Creditors. Unless expressly provided otherwise, and subject to Section 5 of this Agreement, the term “Requisite Consenting Creditors” shall mean, as of the RSA Effective Date:

(a)	with respect to all terms and provisions of this Agreement and/or the Definitive Documentation other than those described in Section 4(b), 4(c), 4(d) and 4(e) of this Agreement or the Plan Term Sheet, such terms and provisions, including any amendment, supplement, or modification thereof, shall be in form and substance acceptable to the Consenting OpCo Noteholders holding at least a majority of the outstanding OpCo Note Claims held by all Consenting OpCo Noteholders as of such date;

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(b)	with respect to provisions of this Agreement and/or the Definitive Documentation related to (i) the debt capital structure of the post-Plan Effective Date reorganized Debtors (the “Reorganized Debtors”) upon the Plan Effective Date, excluding, for the avoidance of doubt, (A) any non-borrowed money debt incurred by the Debtors in the ordinary course of business or allocation of equity issued under the Plan and (B) the DIP ABL Credit Facility and the Exit Facility (each as defined in the Plan Term Sheet), other than as provided in Section 4(b)(ii) hereof; (ii) the commitment amount, the interest rate, the maturity date, and all financial covenants relating to the DIP ABL Credit Facility and the Exit Facility; (iii) any rights offering or other arrangement to contribute additional debt or equity capital on the Plan Effective Date (a “Proposed Contribution”) to the Reorganized Debtors; (iv) the corporate governance and organizational documents of the Reorganized Debtors; (v) the percentage of equity of the Reorganized Debtors distributable pursuant to any warrants distributed under the Plan, including the New Warrants (as defined in the Plan Term Sheet), the equity value at which such warrants are struck, and the expiration date of such warrants; (vi) the Management Incentive Plan (as defined in the Plan Term Sheet); (vii) the amount of equity distributed to the HoldCo Noteholders under the Plan on account of their HoldCo Note Claims; or (viii) such other matters specified in the attached Plan Term Sheet as being subject to a Requisite Supermajority Consenting Creditors consent or review, as applicable (collectively, the “Supermajority Matters”), such provisions, including any amendment, supplement, or modification thereof, shall be in form and substance acceptable to at least two Consenting OpCo Noteholders holding in the aggregate at least 66.67% of the outstanding OpCo Note Claims held (at the date of such vote) by the Consenting OpCo Noteholders signatories to this Agreement as of April 15, 2016 and, if applicable, any Replacement Supermajority Consenting OpCo Noteholder (as defined below) (the “Supermajority Consenting OpCo Noteholders”) and at least two of the Consenting OpCo Noteholders signatories to this Agreement as of April 15, 2016 (such parties on behalf of themselves and the funds they represent, the “Existing Consenting OpCo Noteholders,” and together with the Supermajority Consenting OpCo Noteholders, the “Requisite Supermajority Consenting Creditors”); provided, however, that if at any time prior to the Plan Effective Date, any Existing Consenting OpCo Noteholder holds less than 7% of all outstanding OpCo Note Claims and there is no eligible Replacement Supermajority Consenting OpCo Noteholder, this Section 4(b) shall not apply, and the Requisite Consenting Creditors shall be determined in accordance with Section 4(a);

(c)

with respect to provisions of this Agreement and/or the Definitive Documentation relating to or affecting (1) the Term Loan Credit Agreement, the Term Loan Collateral, the Intercreditor Agreement, the treatment of the Term Loan Claims or Term Loan Guaranty Claims or any rights or benefits provided to the Term Loan Agent or Term Loan

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Lenders, (2) all Definitive Documentation related to any grant of liens or security interests in the Exit ABL Collateral or Term Loan Collateral or with respect to the Exit ABL Collateral or Term Loan Collateral securing the Exit Facility, the Term Loan or the Incremental Term Loan or (3) any increase to the commitment amount of the New DIP ABL Credit Facility above $125 million and the Exit Facility above $275 million, such provisions, including any amendment, supplement or modification thereof, shall be in form and substance acceptable to:

(i)	the Consenting Term Loan Lenders holding at least one-half in amount of the outstanding Term Loan Claims and Term Loan Guaranty Claims held by all Consenting Term Loan Lenders as of such date (collectively, the “Requisite Consenting Term Loan Lenders”); and

(ii)	the Requisite Supermajority Consenting Creditors;

(d)	with respect to provisions of this Agreement and/or the Definitive Documentation relating to or affecting (1) the Incremental Term Loan, the Term Loan Collateral, the Intercreditor Agreement, the treatment of the Incremental Term Loan Claims or Incremental Term Loan Guaranty Claims or any rights or benefits provided to the Incremental Term Loan Agent or Incremental Term Loan Lenders, (2) all Definitive Documentation related to any grant of liens or security interests in the Exit ABL Collateral or Term Loan Collateral or with respect to the Exit ABL Collateral or Term Loan Collateral securing the Incremental Term Loan or (3) any increase to the commitment amount of the New DIP ABL Credit Facility above $125 million and the Exit Facility above $275 million, such provisions, including any amendment, supplement or modification thereof, shall be in form and substance acceptable to:

(i)	the Consenting Incremental Term Loan Lenders holding at least two-thirds in amount of the outstanding Incremental Term Loan Claims and Incremental Term Loan Guaranty Claims held by all Consenting Incremental Term Loan Lenders as of such date (collectively, the “Requisite Consenting Incremental Term Loan Lenders”); and

(ii)	the Requisite Supermajority Consenting Creditors; and

(e)	with respect to provisions of this Agreement and/or the Definitive Documentation altering the treatment of the HoldCo Notes Claims under the Plan or the Consenting HoldCo Noteholders’ board observation rights or consultation rights with respect to the appointment of independent directors to the board of reorganized HoldCo, such provisions, including any amendment, supplement or modification thereof, shall be in form and substance acceptable to:

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(i)	the Consenting HoldCo Noteholders holding at least one half in amount of the outstanding HoldCo Note Claims held by all Consenting HoldCo Noteholders as of such date (collectively, the “Requisite Consenting HoldCo Noteholders”); and

(ii)	the Requisite Supermajority Consenting Creditors.

5. Changes to “Requisite Consenting Creditors”. If at any time prior to the Plan Effective Date, any Existing Consenting OpCo Noteholder holds less than 7% of all outstanding OpCo Note Claims, then (i) if such Existing Consenting OpCo Noteholder sells its OpCo Notes to a new noteholder that will thereafter hold in excess of 7% of all outstanding OpCo Note Claims, then such selling Existing Consenting OpCo Noteholder shall be replaced by such new noteholder that acquires its OpCo Notes (in accordance with Section 14 hereof), solely for the purpose of voting on any Supermajority Matter (each such party, a “Replacement Supermajority Consenting OpCo Noteholder”); and (ii) if such Existing Consenting OpCo Noteholder has sold its OpCo Notes such that it holds less than 7%, but no single acquiring noteholder holds in excess of 7% of the outstanding OpCo Note Claims, then all votes under this Agreement shall only require the consent of the Requisite Consenting Creditors, and no decisions under this Agreement shall require the consent of the Requisite Supermajority Consenting Creditors.

6. Milestones. As provided herein and subject to the terms of Section 8 of this Agreement, the Debtors shall implement the Restructuring Transactions on the following timeline (each deadline, a “Milestone”):

(a)	no later than May 9, 2016, the Debtors shall have commenced solicitation on the Plan by mailing the Solicitation Materials to parties eligible to vote on the Plan;

(b)	no later than June 9, 2016, the Debtors shall commence the Chapter 11 Cases by filing voluntary petitions for relief under chapter 11 of the Bankruptcy Code and any and all other documents necessary to commence the Chapter 11 Cases with the Bankruptcy Court (such filing date, the “Petition Date”);

(c)	on the Petition Date, the Debtors shall file with the Bankruptcy Court: (i) the Plan; (ii) the Disclosure Statement; and (iii) a motion (the “Scheduling Motion”) seeking, among other things, to schedule the hearing to consider approval of the Disclosure Statement and confirmation of the Plan (the “Confirmation Hearing”); and (iv) a motion seeking to assume this Agreement (the “RSA Assumption Motion”);

(d)	no later than 2 business days following the Petition Date, the Bankruptcy Court shall have entered the Interim DIP Order;

(e)	no later than June 30, 2016, the Bankruptcy Court shall have entered an order authorizing the assumption of this Agreement (the “RSA Assumption Order”) and the Final DIP Order;

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(f)	no later than July 13, 2016, the Bankruptcy Court shall have commenced the Confirmation Hearing;

(g)	no later than July 20, 2016, the Bankruptcy Court shall have entered the Confirmation Order and an order approving the Disclosure Statement; and

(h)	no later than August 5, 2016, the Debtors shall consummate the transactions contemplated by the Plan (the date of such consummation, the “Effective Date”).

The Debtors may extend a Milestone with the express prior written consent of the Requisite Consenting Creditors, provided that each Milestone may not be extended in one or more extensions for an aggregate period of more than 30 days from the applicable date set forth herein.

7. Commitment of Restructuring Support Parties. Each Restructuring Support Party shall (severally and not jointly), solely as it remains the legal owner, beneficial owner, and/or investment advisor or manager of or with power and/or authority to bind any claims held by it, provided, that any transfer of the Claims (as defined below) of the Restructuring Support Parties is made in accordance with Section 14 of this Agreement, from the RSA Effective Date until the occurrence of a Termination Date (as defined below in Section 13) applicable to such Restructuring Support Party:

(a)	support and cooperate with the Debtors to take all commercially reasonable actions necessary to consummate the Restructuring Transactions in accordance with the Plan and the terms and conditions of this Agreement and the Plan Term Sheet (but without limiting consent and approval rights provided in this Agreement and the Definitive Documentation), including: (i) voting all of its claims against, or interests in, as applicable, the Debtors now or hereafter owned by such Restructuring Support Party (or for which such Restructuring Support Party now or hereafter has voting control over) to accept the Plan in accordance with the applicable procedures set forth in the Disclosure Statement and the Solicitation Materials, upon receipt of Solicitation Materials and (ii) timely returning a duly-executed ballot in connection therewith; provided, that such vote shall be immediately revoked and deemed void ab initio upon termination of this Agreement prior to the consummation of the Plan pursuant to the terms hereof;

(b)	not withdraw, amend, or revoke (or cause to be withdrawn, amended, or revoked) its tender, consent, or vote with respect to the Plan; provided, however, that nothing in this Agreement shall prevent any Restructuring Support Party from withholding, amending, or revoking (or causing the same) its timely consent or vote with respect to the Plan if this Agreement is terminated with respect to such Restructuring Support Party;

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(c)	not directly or indirectly object to, delay, impede, or take any other action to interfere with the Restructuring Transactions, or propose, file, support, or vote for any restructuring, workout, or chapter 11 plan for any of the Debtors other than the Restructuring Transactions and the Plan;

(d)	not take any action (or encourage or instruct any other party including any agent or indenture trustee to take any action) in respect of any potential, actual, or alleged occurrence of any “Default” or “Event of Default” under the ABL Facility, the Term Loan, the Incremental Term Loan, the OpCo Notes Indenture, or the HoldCo Notes Indenture or that would be triggered as a result of the execution of this Agreement, the commencement of the Chapter 11 Cases, or the undertaking of any Debtor hereunder to implement the Restructuring Transactions through the Chapter 11 Cases;

(e)	propose, file, or support any use of cash collateral or debtor-in-possession financing other than as proposed in the Plan; and

(f)	not take any other action that is materially inconsistent with its obligations under this Agreement.

Notwithstanding the foregoing, nothing in this Agreement and neither a vote to accept the Plan by any Restructuring Support Party nor the acceptance of the Plan by any Restructuring Support Party shall (w) be construed to prohibit any Restructuring Support Party from contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement or the Definitive Documentation, (x) be construed to prohibit any Restructuring Support Party from appearing as a party-in-interest in any matter to be adjudicated in the Chapter 11 Cases, so long as, from the RSA Effective Date until the occurrence of a Termination Date applicable to such Restructuring Support Party, such appearance and the positions advocated in connection therewith are not materially inconsistent with this Agreement and are not for the purpose of hindering, delaying, or preventing the consummation of the Restructuring Transactions, (y) affect the ability of any Restructuring Support Party to consult with other Restructuring Support Parties or the Debtors, or (z) impair or waive the rights of any Restructuring Support Party to assert or raise any objection permitted under this Agreement in connection with any hearing on confirmation of the Plan or in the Bankruptcy Court or prevent such Restructuring Support Party from enforcing this Agreement against the Debtors or any Restructuring Support Party. In addition, nothing in this Section 7 shall require any Restructuring Support Party to incur any unanticipated expenses or indemnification obligations as a result of satisfying its obligations under this Agreement.

8. Commitment of the Debtors.

(a)

Subject to Sub-Clause (b) below, each of the Debtors (i) agrees to (A) support and complete the Restructuring Transactions set forth in the Plan and this Agreement, (B) negotiate in good faith all Definitive Documentation that is subject to negotiation as of the RSA Effective Date and take any and all necessary and appropriate actions in furtherance of the Plan and this Agreement, (C) take all commercially reasonable actions

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necessary to complete the Restructuring Transactions set forth in the Plan in accordance with each Milestone set forth in Section 6 of this Agreement, and (D) make commercially reasonable efforts to obtain any and all required regulatory and/or third-party approvals necessary to consummate the Restructuring Transactions; (ii) shall not undertake any action materially inconsistent with the adoption and implementation of the Plan and the speedy confirmation thereof, including, without limitation, filing any motion to reject this Agreement; and (iii) agrees to pay all fees and expenses of (A) Jones Day, as counsel to the Consenting Term Loan Lenders, and, in an amount to be agreed Centerview Partners, (B) Latham, as counsel to the Consenting Incremental Term Loan Lenders, (C) Weil and Moelis & Company, as advisors to the Consenting OpCo Noteholders, (D) SRZ and Holihan Lokey Capital, Inc., as advisors to the Consenting HoldCo Noteholders and (E) one local counsel for each of (w) the Consenting Term Loan Lenders, (x) the Consenting Incremental Term Loan Lenders, (y) the Consenting OpCo Noteholders and (z) the Consenting HoldCo Noteholders, each in accordance with their respective engagement letters and any other contractual arrangements.

(b)	Notwithstanding anything to the contrary herein, nothing in this Agreement shall require the directors, officers, or managers of any Debtor (in such person’s capacity as a director, officer, or manager of such Debtor) to (i) take any action that, after receiving advice from counsel, is inconsistent with such director’s, officer’s, or manager’s fiduciary obligations under applicable law or (ii) refrain from taking any action that, after receiving advice from counsel, is consistent with such director’s, officer’s, or manager’s fiduciary obligations under applicable law.

For the avoidance of doubt, nothing in this Section 8 shall be construed to limit or affect in any way (y) any Restructuring Support Party’s rights under this Agreement, including upon occurrence of any Termination Event, or (z) the Debtors’ ability to engage in marketing efforts, discussions, and/or negotiations with any party regarding financing necessary to administer the Chapter 11 Cases; provided, however, that to the extent the Debtors engage in any such marketing efforts, discussions, and/or negotiations, they shall provide updates to the Restructuring Support Parties (as frequently as reasonably requested by the Restructuring Support Parties) regarding such efforts including answering any and all information and diligence requests regarding such efforts, discussions, and/or negotiations.

9. Restructuring Support Party Termination Events. The Requisite Consenting Creditors, the Requisite Consenting Term Loan Lenders and the Requisite Consenting Incremental Term Loan Lenders shall have the right, but not the obligation, upon notice to the other Parties, to terminate the obligations of their respective Restructuring Support Parties under this Agreement upon the occurrence of any of the following events, except to the extent that any such event specifies otherwise, unless waived, in writing, by such Requisite Consenting Creditors, Requisite Consenting Term Loan Lenders or Requisite Consenting Incremental Term Loan Lenders (as applicable) on a prospective or retroactive basis (each, a “Restructuring Support Party Termination Event”):

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(a)	the failure to meet any of the Milestones in Section 6 of this Agreement, subject to the proviso set forth at the end of Section 6, unless (i) such failure is the result of any act, omission, or delay on the part of any Restructuring Support Party which is seeking termination of this Agreement in violation of its obligations under this Agreement or (ii) such Milestone is extended in accordance with Section 6;

(b)	the (i) filing by any Debtor of a motion or other request for relief seeking to dismiss any of the Chapter 11 Cases or convert any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code or (ii) entry of an order by the Bankruptcy Court dismissing any of the Chapter 11 Cases or converting any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code;

(c)	the appointment of a trustee, receiver, or examiner with expanded powers beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code in one or more of the Chapter 11 Cases;

(d)	any Debtor amends or modifies, or files a pleading seeking authority to amend or modify, the Definitive Documentation in a manner that is inconsistent with this Agreement, provided that the only consents required for such amendments or modifications will be the consents required pursuant to Sections 4(b), (c) and (d) of this Agreement;

(e)	any Debtor files or announces that it will file or joins in or supports any plan of reorganization other than the Plan, without the prior written consent of the Requisite Consenting Creditors, the Requisite Consenting Term Loan Lenders or the Requisite Consenting Incremental Term Loan Lenders;

(f)	any Debtor files any motion or application seeking authority to sell any material assets, without the prior written consent of the Requisite Consenting Creditors, the Requisite Consenting Term Loan Lenders or the Requisite Consenting Incremental Term Loan Lenders;

(g)	the issuance by any governmental authority, including the Bankruptcy Court, any regulatory authority, or any other court of competent jurisdiction, of any ruling or order enjoining the substantial consummation of the Restructuring Transactions on the terms and conditions set forth in the Plan Term Sheet or the Plan; provided, however, that the Debtors shall have five (5) business days after issuance of such ruling or order to obtain relief that would allow consummation of the Restructuring Transactions in a manner that (i) does not prevent or diminish in a material way compliance with the terms of the Plan and this Agreement, and (ii) is acceptable to the Requisite Consenting Creditors (or as to the Supermajority Matters, the Requisite Supermajority Consenting Creditors), the Requisite Consenting Term Loan Lenders or the Requisite Consenting Incremental Term Loan Lenders;

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(h)	the Debtors file any motion authorizing the use of cash collateral or the entry into post-petition financing that is not consented to by the Requisite Consenting Creditors, the Requisite Consenting Term Loan Lenders or the Requisite Consenting Incremental Term Loan Lenders, in each case, which consent shall not unreasonably be withheld;

(i)	a material breach by any Debtor of any representation, warranty, or covenant of such Debtor set forth in this Agreement (it being understood and agreed that any actions required to be taken by the Debtors that are included in the Plan Term Sheet attached to this Agreement but not in this Agreement are to be considered “covenants” of the Debtors, and therefore covenants of this Agreement, notwithstanding the failure of any specific provision in the Plan Term Sheet to be re-copied in this Agreement) that (to the extent curable) remains uncured for a period of ten (10) business days after the receipt by the Debtors of written notice of such breach;

(j)

either (i) any Debtor or any Restructuring Support Party files a motion, application, or adversary proceeding (or any Debtor or Restructuring Support Party supports any such motion, application, or adversary proceeding filed or commenced by any third party) (A) challenging the validity, enforceability, perfection, or priority of, or seeking avoidance or subordination of, (x) the Incremental Term Loan Claims or the Incremental Term Loan Guaranty Claims, or the liens securing such claims, then the Requisite Consenting Incremental Term Loan Lenders shall have the right, but not the obligation, to declare a Restructuring Support Party Termination Event, (y) the Term Loan Claims, the Term Loan Guaranty Claims or the liens securing such claims, then the Requisite Consenting Term Loan Lenders shall have the right, but not the obligation, to declare a Restructuring Support Party Termination Event, (z) the OpCo Note Claims or the OpCo Note Guaranty Claims, then the Requisite Consenting Creditors shall have the right, but not the obligation to declare a Restructuring Support Party Termination Event; or (B) asserting any other cause of action against and/or with respect or relating to the claims set forth in clauses (x), (y) and (z) or the prepetition liens securing such claims, to the extent applicable, then the applicable parties shall have the same rights with respect to the claims and liens they hold with respect to the matters as set forth in clauses (x), (y), and (z) in this Section; or (ii) the Bankruptcy Court (or any court with jurisdiction over the Chapter 11 Cases) enters an order providing relief against the interests of any Restructuring Support Party with respect to any of the foregoing causes of action or proceedings; provided that if any Debtor or any Restructuring Support Party (other than a holder of a Term Loan Claim or a Term Loan Guaranty Claim) engages in any of the foregoing with respect to the Term Loan Claims or the Term Loan Guaranty Claims, then

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the Requisite Consenting Term Loan Lenders shall have the right, but not the obligation, to declare a Restructuring Support Party Termination Event; provided, further, that if any Debtor or any Restructuring Support Party (other than a holder of an Incremental Term Loan Claim or an Incremental Term Loan Guaranty Claim) engages in any of the foregoing with respect to the Incremental Term Loan Claims or the Incremental Term Loan Guaranty Claims, then the Requisite Consenting Incremental Term Loan Lenders shall have the right, but not the obligation, to declare a Restructuring Support Party Termination Event; provided, further, that if any Debtor or any Restructuring Support Party (other than a holder of an OpCo Note Claim) engages in any of the foregoing with respect to the OpCo Note Claims, then the holders of 2/3 in dollar amount of the OpCo Note Claims will have the right, but not the obligation, to declare a Restructuring Support Party Termination Event;

(k)	any Debtor terminates its obligations under and in accordance with this Agreement;

(l)	any board, officer, or manager (or party with authority to act) of a Debtor (or the Debtors themselves) takes any action in furtherance of the rights available to it (or them) under Section 8(b) of this Agreement that are materially inconsistent with the Restructuring Transactions as contemplated by this Agreement and/or the Plan Term Sheet attached hereto as Exhibit A;

(m)	the Bankruptcy Court enters an order in the Chapter 11 Cases terminating any of the Debtors’ exclusive right to file a plan or plans of reorganization pursuant to section 1121 of the Bankruptcy Code;

(n)	the Bankruptcy Court denies approval of the RSA Assumption Motion;

(o)	any Debtor requests that the United States Trustee appoint an official committee of equity security holders (either preferred or common or both) or supports any such request;

(p)	the failure of any Definitive Documentation to comply with Section 3 or Section 4 of this Agreement, provided that with respect to any such failure, only the parties directly and adversely affected shall have the right, but not the obligation, to declare a Restructuring Support Party Termination Event; or

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(q)	at any time before the Petition Date, the occurrence of an Event of Default (as defined in the Term Loan Credit Agreement) under section 8.01(a) of the Term Loan Credit Agreement; provided, that this Restructuring Party Termination Event may be declared only by the Requisite Consenting Term Loan Lenders or the Requisite Consenting Incremental Term Loan Lenders and any waiver thereof shall be effective with respect to the party granting such waiver and not the Requisite Consenting Term Loan Lenders or the Requisite Consenting Incremental Term Loan Lenders collectively; or

(r)	the occurrence of any other material breach of this Agreement or the Plan Term Sheet not otherwise covered in the immediately preceding clauses (a) through and including (q) by any Debtor that has not been cured (if susceptible to cure) within three (3) business days after written notice to the Debtors of such breach by the Requisite Consenting Creditors (or as to the Supermajority Matters, the Requisite Supermajority Consenting Creditors), the Requisite Consenting Term Loan Lenders or the Requisite Consenting Incremental Term Loan Lenders asserting such termination.

10. The Debtors’ Termination Events. Each Debtor may, upon notice to the Restructuring Support Parties, terminate its obligations under this Agreement upon the occurrence of any of the following events (each a “Company Termination Event,” and together with the Restructuring Support Party Termination Events, the “Termination Events”), in which case this Agreement shall terminate with respect to all Parties, subject to the rights of the Debtors to fully or conditionally waive, in writing, on a prospective or retroactive basis, the occurrence of a Company Termination Event:

(a)	a breach by a Restructuring Support Party of any representation, warranty, or covenant of such Restructuring Support Party set forth in this Agreement that could reasonably be expected to have a material adverse impact on the Restructuring Transactions or the consummation of the Restructuring Transactions that (to the extent curable) remains uncured for a period of ten (10) business days after the receipt by such Restructuring Support Party of written notice and description of such breach;

(b)	the occurrence of a breach of this Agreement by any Restructuring Support Party that has the effect of materially impairing any of the Debtors’ ability to effectuate the Restructuring Transactions and has not been cured (if susceptible to cure) within ten (10) business days after written notice to all Restructuring Support Parties of such breach and a description thereof;

(c)	upon written notice to the Restructuring Support Parties, if the board of directors or board of managers, as applicable, of a Debtor determines, after receiving advice from counsel, that proceeding with the Restructuring Transactions (including, without limitation, the Plan or solicitation of the Plan) would be inconsistent with the exercise of its fiduciary duties;

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(d)	the issuance by any governmental authority, including the Bankruptcy Court, any regulatory authority, or any other court of competent jurisdiction, of any ruling or order enjoining the substantial consummation of the Restructuring Transactions; provided, however, that the Debtors have made commercially reasonable, good faith efforts to cure, vacate, or have overruled such ruling or order prior to terminating this Agreement;

(e)	the Requisite Consenting Creditors, the Requisite Consenting Term Loan Lenders or the Requisite Consenting Incremental Term Loan Lenders terminate their obligations under and in accordance with Section 9 of this Agreement; or

(f)	the failure to satisfy any requirement under Section 3 of this Agreement that the Plan, or any other agreement or document that is included in the Definitive Documentation, contain terms, conditions, representations, warranties, and covenants consistent with the terms of this Agreement and be reasonably satisfactory to the Debtors.

11. Mutual Termination; Automatic Termination. This Agreement and the obligations of all Parties hereunder may be terminated by mutual written agreement by and among the Debtors, the Requisite Supermajority Consenting Creditors, the Requisite Consenting Term Loan Lenders and the Requisite Consenting Incremental Term Loan Lenders. Notwithstanding anything in this Agreement to the contrary, this Agreement shall terminate automatically upon the occurrence of the Plan Effective Date.

12. Automatic Stay. The Parties acknowledge that after the commencement of the Chapter 11 Cases, the termination of this Agreement and the giving of notice of termination by any Party pursuant to this Agreement shall not be a violation of the automatic stay of section 362 of the Bankruptcy Code subject to the terms of any order authorizing the assumption of this Agreement; provided, that nothing herein shall prejudice any Party’s rights to argue that the giving of notice of termination was not proper under the terms of this Agreement.

13. Effect of Termination. The earliest date on which termination of this Agreement as to a Party is effective in accordance with Sections 9, 10, or 11 of this Agreement shall be referred to, with respect to such Party, as a “Termination Date.” Upon the occurrence of a Termination Date, all Parties’ obligations under this Agreement shall be terminated effective immediately, and the Parties hereto shall be released from all commitments, undertakings, and agreements hereunder, and any vote in favor of the Plan delivered by such Party or Parties shall be immediately revoked and deemed void ab initio; provided, however, that each of the following shall survive any such termination: (a) any claim for breach of this Agreement that occurs prior to such Termination Date, and all rights and remedies with respect to such claims shall not be prejudiced in any way; (b) the Debtors’ obligations in Section 16 of this Agreement accrued up to and including such Termination Date; and (c) Sections 13, 18, 21, 23, 24, 25, 26, 27, 28, 29, 30, 31, 35 and 36 hereof.

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14. Transfers of Claims and Interests.

(a)	Each Restructuring Support Party shall not (i) sell, transfer, assign, pledge, grant a participation interest in, or otherwise dispose of, directly or indirectly, its right, title, or interest in respect of any of such Restructuring Support Party’s claims against, or interests in, any Debtor, as applicable, in whole or in part, or (ii) deposit any of such Restructuring Support Party’s claims against or interests in any Debtor, as applicable, into a voting trust, or grant any proxies, or enter into a voting agreement with respect to any such claims or interests (the actions described in clauses (i) and (ii) are collectively referred to herein as a “Transfer” and the Restructuring Support Party making such Transfer is referred to herein as the “Transferor”), unless such Transfer is to another Restructuring Support Party or any other entity that first agrees in writing to be bound by the terms of this Agreement by executing and delivering to counsel to the Debtors, counsel to the Consenting Term Loan Lenders, counsel to the Consenting Incremental Term Loan Lenders, and counsel to the Consenting OpCo Noteholders, a Transferee Joinder substantially in the form attached hereto as Exhibit B (the “Transferee Joinder”). With respect to claims against or interests in a Debtor held by the relevant transferee upon consummation of a Transfer in accordance herewith, such transferee is deemed to make all of the representations, warranties, and covenants of a Restructuring Support Party, as applicable, set forth in this Agreement. Upon compliance with the foregoing, the Transferor shall be deemed to relinquish its rights (and be released from its obligations, except for any claim for breach of this Agreement that occurs prior to such Transfer) under this Agreement to the extent of such transferred rights and obligations. Any Transfer made in violation of this Sub-Clause (a) of this Section 14 shall be deemed null and void ab initio and of no force or effect, regardless of any prior notice provided to the Debtors and/or any Restructuring Support Party, and shall not create any obligation or liability of any Debtor or any other Restructuring Support Party to the purported transferee.

(b)

Notwithstanding Sub-Clause (a) of this Section 14, (i) an entity that is acting in its capacity as a Qualified Marketmaker shall not be required to be or become a Restructuring Support Party in order to effect any transfer (by purchase, sale, assignment, participation, or otherwise) of any claim against, or interest in, any Debtor, as applicable, by a Restructuring Support Party to a transferee; provided, that such transfer by a Restructuring Support Party to a transferee shall be in all other respects in accordance with and subject to Sub-Clause (a) of this Section 14; and (ii) to the extent that a Restructuring Support Party, acting in its capacity as a Qualified Marketmaker, acquires any claim against, or interest in, any Debtor from a holder of such claim or interest who is not a Restructuring Support Party, it may transfer (by purchase, sale, assignment,

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participation, or otherwise) such claim or interest without the requirement that the transferee be or become a Restructuring Support Party in accordance with this Section 14. For purposes of this Sub-Clause (b), a “Qualified Marketmaker” means an entity that (x) holds itself out to the market as standing ready in the ordinary course of its business to purchase from customers and sell to customers claims against, or interests in, the Debtors (including debt securities or other debt) or enter with customers into long and short positions in claims against, or interests in, the Debtors (including debt securities or other debt), in its capacity as a dealer or market maker in such claims against, or interests in, the Debtors, and (y) is in fact regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt).

15. Further Acquisition of Claims or Interests. Except as set forth in Section 14, nothing in this Agreement shall be construed as precluding any Restructuring Support Party or any of its affiliates from acquiring additional ABL Claims, Term Loan Claims, Incremental Term Loan Claims, Incremental Term Loan Guaranty Claims, OpCo Note Claims, HoldCo Note Claims (collectively, the “Claims”), Existing HoldCo Equity Interests, or interests in the instruments underlying the ABL Claims, Term Loan Claims, Incremental Term Loan Claims, Incremental Term Loan Guaranty Claims, OpCo Note Claims, HoldCo Note Claims, or Existing HoldCo Equity Interests; provided, however, that any additional ABL Claims, Term Loan Claims, Incremental Term Loan Claims, Incremental Term Loan Guaranty Claims, OpCo Note Claims, HoldCo Note Claims, Existing HoldCo Equity Interests, or interests in the underlying instruments acquired by any Restructuring Support Party and with respect to which such Restructuring Support Party is the legal owner, beneficial owner, and/or investment advisor or manager of or with power and/or authority to bind any claims or interests held by it shall automatically be subject to the terms and conditions of this Agreement. Upon any such further acquisition, such Restructuring Support Party shall promptly notify counsel to the Debtors, Jones Day, as counsel to the Consenting Term Loan Lenders, Latham, as counsel to the Consenting Incremental Term Loan Lenders, and Weil, as counsel to the Consenting OpCo Noteholders, and such acquisition shall become subject to the terms of this Agreement.

16. Fees and Expenses. Fees and expenses shall be paid according to the terms and conditions set forth in the Plan Term Sheet.

17. Consents and Acknowledgments. Each Party irrevocably acknowledges and agrees that this Agreement is not and shall not be deemed to be a solicitation for consents to the Plan. The acceptance of the Plan by each of the Restructuring Support Parties will not be solicited until such Parties have received the Disclosure Statement and related ballots in accordance with applicable law, and will be subject to sections 1125, 1126, and 1127 of the Bankruptcy Code. In addition, this Agreement does not constitute an offer to issue or sell securities to any Person, or the solicitation of an offer to acquire or buy securities, in any jurisdiction where such offer or solicitation would be unlawful.

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18. Representations and Warranties.

(a)	Each Restructuring Support Party hereby represents and warrants on a several and not joint basis for itself and not any other person or entity that the following statements are true, correct, and complete as of the date hereof:

(i)	it has the requisite organizational power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

(ii)	the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate or other organizational action on its part;

(iii)	the execution, delivery, and performance by it of this Agreement does not violate any provision of law, rule, or regulation applicable to it, or its certificate of incorporation, or bylaws, or other organizational documents;

(iv)	it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), with sufficient knowledge and experience to evaluate properly the terms and conditions of this Agreement and to consult with its legal and financial advisors with respect to its investment decision to execute this Agreement, and it has made its own analysis and decision to enter into this Agreement;

(v)	it has reviewed, or has had the opportunity to review, with the assistance of professional and legal advisors of its choosing, all information it deems necessary and appropriate for it to evaluate the financial risks inherent in the Restructuring Transactions and to accept the terms of the Plan;

(vi)

it (A) either (1) is the sole legal owner, beneficial owner, and/or investment advisor or manager of or with power and/or authority to bind the claims and interests identified and in the amounts set forth alongside its name on Exhibit C hereto, or (2) has all necessary investment or voting discretion with respect to the principal amount of claims and interests identified alongside its name on Exhibit C hereto, and has the power and authority to bind the owner(s) of such claims and interests to the terms of this Agreement; (B) other than trades entered into on or prior to the date hereof and unsettled as of the date hereof, does not directly own any ABL Claims, Term Loan Claims, Incremental Term Loan Claims, OpCo Note Claims, HoldCo Note Claims, or Existing HoldCo Equity Interests, other than as identified alongside its name on Exhibit C hereto; and (C) other than trades entered into

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on or prior to the date hereof and unsettled as of the date hereof, has made no assignment, sale, participation, grant, conveyance, pledge, or other transfer of, and has not entered into any other agreement to assign, sell, use, participate, grant, convey, pledge, or otherwise transfer any portion of its right, title, or interests in such claims; and

(vii)	it has no agreement, understanding, or other arrangement (whether oral, written, or otherwise) with any other Restructuring Support Party regarding the transfer or sale of all or a material portion of the Debtors’ assets to any party whatsoever.

(b)	Each Debtor hereby represents and warrants on a joint and several basis (and not any other person or entity other than the Debtors) that the following statements are true, correct, and complete as of the date hereof:

(i)	it has the requisite corporate or other organizational power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

(ii)	the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate or other organizational action on its part;

(iii)	the execution and delivery by it of this Agreement does not (A) violate its certificates of incorporation, or bylaws, or other organizational documents, or those of any of its affiliates, or (B) result in a breach of, or constitute (with due notice or lapse of time or both) a default (other than, for the avoidance of doubt, a breach or default that would be triggered as a result of the Chapter 11 Cases or any Debtor’s undertaking to implement the Restructuring Transactions through the Chapter 11 Cases) under any material contractual obligation to which it or any of its affiliates is a party;

(iv)	the execution and delivery by it of this Agreement does not require any registration or filing with, the consent or approval of, notice to, or any other action with any federal, state, or other governmental authority or regulatory body, other than, for the avoidance of doubt, the actions with governmental authorities or regulatory bodies required in connection with implementation of the Restructuring Transactions;

(v)	(A) the offer and sale of the Reorganized Equity has not been, and will not be, registered under the Securities Act and (B) the offering and issuance of the Reorganized Equity is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and Regulation D thereunder or pursuant to section 1145 of the Bankruptcy Code;

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(vi)	subject to the provisions of sections 1125 and 1126 of the Bankruptcy Code and, to the extent applicable, approval by the Bankruptcy Court, this Agreement is a legally valid and binding obligation of each Debtor and is enforceable against each Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or limiting creditors’ rights generally, or by equitable principles relating to enforceability; and

(vii)	it has sufficient knowledge and experience to evaluate properly the terms and conditions of the Plan and this Agreement, and has been afforded the opportunity to consult with its legal and financial advisors with respect to its decision to execute this Agreement, and it has made its own analysis and decision to enter into this Agreement and otherwise investigated this matter to its full satisfaction.

19. Creditors’ Committee. Each Restructuring Support Party agrees not to request that the United States Trustee appoint an official committee of creditors in the Chapter 11 Cases. Notwithstanding anything herein to the contrary, if any Restructuring Support Party is appointed to and serves on an official committee of creditors in the Chapter 11 Cases, the terms of this Agreement shall not be construed so as to limit such Restructuring Support Party’s exercise of its fiduciary duties to any person arising from its service on such committee, and any such exercise of such fiduciary duties shall not be deemed to constitute a breach of the terms of this Agreement; provided, that nothing in this Agreement shall be construed as requiring any Restructuring Support Party to serve on any official committee in any such chapter 11 case.

20. Survival of Agreement. Each of the Parties acknowledges and agrees that this Agreement is being executed in connection with negotiations concerning a possible financial restructuring of the Debtors and in contemplation of possible chapter 11 filings by the Debtors and the rights granted in this Agreement are enforceable by each signatory hereto without approval of any court, including the Bankruptcy Court.

21. Right to Participate in Proposed Contribution. In the event that the Requisite Consenting Creditors and the Requisite Supermajority Consenting Creditors, as applicable, agree to support a Proposed Contribution, each Consenting OpCo Noteholder shall be provided the opportunity to participate in the funding of any backstop related to such Proposed Contribution on a pro rata basis (in an amount commensurate with such Consenting OpCo Noteholder’s aggregate principal outstanding OpCo Note Claims held at the time of funding such backstop). Any fees that are provided for in connection with such Proposed Contribution shall only be payable to any such participating Consenting OpCo Noteholder on a pro rata basis commensurate with the amount of the backstop actually funded on the date earned.

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22. Waiver. If the transactions contemplated herein are not consummated, or following the occurrence of a Termination Date, if applicable, nothing herein shall be construed as a waiver by any Party of any or all of such Party’s rights, other than as provided in Section 17 of this Agreement, and the Parties expressly reserve any and all of their respective rights. The Parties acknowledge that this Agreement, the Plan, and all negotiations relating hereto are part of a proposed settlement of matters that could otherwise be the subject of litigation. Pursuant to Rule 408 of the Federal Rules of Evidence, any applicable state rules of evidence, and any other applicable law, foreign or domestic, the Plan Term Sheet, this Agreement, the Plan, any related documents, and all negotiations relating thereto shall not be admissible into evidence in any proceeding, or used by any party for any reason whatsoever, including in any proceeding, other than a proceeding to enforce its terms.

23. Relationship Among Parties. Notwithstanding anything herein to the contrary, the duties and obligations of the Restructuring Support Parties under this Agreement shall be several, not joint. No Party shall have any responsibility by virtue of this Agreement for any trading by any other entity. No prior history, pattern, or practice of sharing confidences among or between the Parties shall in any way affect or negate this Agreement.

24. Specific Performance. It is understood and agreed by the Parties that money damages would be an insufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy of any such breach of this Agreement, including, without limitation, an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder.

25. Governing Law & Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each Party irrevocably and unconditionally agrees for itself that any legal action, suit, or proceeding against it with respect to any matter arising under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit, or proceeding, may be brought in the United States District Court for the Southern District of New York, and by executing and delivering this Agreement, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit, or proceeding. Notwithstanding the foregoing consent to New York jurisdiction, if the Chapter 11 Cases are commenced, each Party agrees that the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Agreement. By executing and delivering this Agreement, and upon commencement of the Chapter 11 Cases, each of the Parties irrevocably and unconditionally submits to the personal jurisdiction of the Bankruptcy Court solely for purposes of any action, suit, proceeding, or other contested matter arising out of or relating to this Agreement, or for recognition or enforcement of any judgment rendered or order entered in any such action, suit, proceeding, or other contested matter.

26. Waiver of Right to Trial by Jury. Each of the Parties waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise, between any of the Parties arising out of, connected with, relating to, or incidental to the relationship established between any of them in connection with this Agreement. Instead, any disputes resolved in court shall be resolved in a bench trial without a jury.

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27. Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement is intended to bind and inure to the benefit of each of the Parties and each of their respective permitted successors, assigns, heirs, executors, administrators, and representatives.

28. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third-party beneficiary of this Agreement.

29. Notices. All notices (including, without limitation, any notice of termination or breach) and other communications from any Party hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by courier service, messenger, email, or facsimile to the other Parties at the applicable addresses below, or such other addresses as may be furnished hereafter by notice in writing. Any notice of termination or breach shall be delivered to all other Parties.

(a)    If to any Debtor:

Seventy Seven Energy Inc.

Attn: David Treadwell

777 N.W. 63rd Street

Oklahoma City, OK 73116

Tel: (405) 608-7704

Email: dtreadwell@77nrg.com

With a copy to:

Baker Botts L.L.P.

Attn:     Shalla Prichard

Attn:     Emanuel Grillo

Tel: (713) 229-1283

Tel: (212) 408-2519

Fax: (212) 259-2519

Email: shalla.prichard@bakerbotts.com

            emanuel.grillo@bakerbotts.com

(b)    Consenting Term Loan Lenders

Jones Day

Attn: Scott J. Greenberg

Attn: Michael J. Cohen

222 East 41st Street

New York, NY 10017

Tel: (212) 326-3939

Email: sgreenberg@jonesday.com

mcohen@jonesday.com

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(c)    Consenting Incremental Term Loan Lenders

Latham & Watkins LLP

Attn: Mark A. Broude

885 Third Avenue

New York, NY 10022-4834

Tel: (212) 906-1384

Email: mark.broude@lw.com

(d)    Consenting OpCo Noteholders:

Weil, Gotshal & Manges LLP

Attn:     Matthew S. Barr

Attn:     David N. Griffiths

767 Fifth Avenue

New York, NY 10153-0119

Tel: (212) 310-8767

Tel: (212) 310-8729

Fax: (212) 310-8007

Email: matt.barr@weil.com

            david.griffiths@weil.com

(e)    Consenting HoldCo Noteholders:

Schulte Roth & Zabel LLP

Attn:     Adam C. Harris

919 Third Avenue

New York, NY 10022

Tel: (212) 756-2253

Fax: (212) 593.-955

Email: adam.harris@srz.com

30. Entire Agreement. This Agreement (including the Exhibits and Schedules) constitutes the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersedes all prior negotiations, agreements, and understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement.

31. Amendments. Except as otherwise provided herein, this Agreement may not be modified, amended, or supplemented except in a writing executed and delivered by the Debtors, the Requisite Consenting Creditors, the Requisite Consenting Term Loan Lenders and the Requisite Consenting Incremental Term Loan Lenders as applicable; provided, that, subject to Section 5, Sections 4, 7, 9, 20, this Section 31, and any provision (or, as applicable, sub-provision) of this Agreement (including any Exhibits and Schedules hereto) requiring the consent

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of the Requisite Supermajority Consenting Creditors shall not be modified, amended, waived, or supplemented without the prior written consent of the Debtors and the Requisite Supermajority Consenting Creditors; provided, further, that Sections 4, 7, 9, 20, this Section 31, and any provision (or, as applicable, sub-provision) of this Agreement (including any Exhibits and Schedules hereto) requiring the consent of the Requisite Consenting Term Loan Lenders shall not be modified, amended, waived, or supplemented without the prior written consent of the Debtors and the Requisite Consenting Term Loan Lenders; provided, further, that Sections 4, 7, 9, 20, this Section 31, and any provision (or, as applicable, sub-provision) of this Agreement (including any Exhibits and Schedules hereto) requiring the consent of the Requisite Consenting Incremental Term Loan Lenders shall not be modified, amended, waived, or supplemented without the prior written consent of the Debtors and the Requisite Consenting Incremental Term Loan Lenders; provided, further, that Sections 4, 7, 9, 20, this Section 31, and any provision (or, as applicable, sub-provision) of this Agreement (including any Exhibits and Schedules hereto) requiring the consent of the Requisite Consenting HoldCo Noteholders shall not be modified, amended, waived, or supplemented without the prior written consent of the Debtors and the Requisite Consenting HoldCo Noteholders.

32. Reservation of Rights.

(a)	Except as expressly provided in this Agreement or the Plan Term Sheet, including Section 7(a) of this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict the ability of any Party to protect and preserve its rights, remedies and interests, including without limitation, its claims against any of the other Parties and any of its rights, remedies and interests under the Term Loan Credit Agreement (as supplemented by the Incremental Term Loan Supplement), the OpCo Notes Indenture or any other applicable agreement, instrument or document that gives rise to a such claims, in each case, including rights with respect to a default, event of default or similar event under any of the foregoing instruments or agreements.

(b)	Without limiting Sub-Clause (a) of this Section 32 in any way, if the Plan is not consummated in the manner set forth, and on the timeline set forth, in this Agreement and Plan Term Sheet, or if this Agreement is terminated for any reason, nothing shall be construed herein as a waiver by any Party of any or all of such Party’s rights, remedies, claims, and defenses and the Parties expressly reserve any and all of their respective rights, remedies, claims and defenses, subject to Section 24 of this Agreement. The Plan Term Sheet, this Agreement, the Plan, and any related document shall in no event be construed as or be deemed to be evidence of an admission or concession on the part of any Party of any claim or fault or liability or damages whatsoever. Each of the Parties denies any and all wrongdoing or liability of any kind and does not concede any infirmity in the claims or defenses which it has asserted or could assert.

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33. Counterparts. This Agreement may be executed in one or more counterparts, each of which, when so executed, shall constitute the same instrument, and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

34. Public Disclosure. This Agreement, as well as its terms, its existence, and the existence of the negotiation of its terms are expressly subject to any existing confidentiality agreements executed by and among any of the Parties as of the date hereof; provided, however, that, (a) on or after the Effective Date, the Debtors may make any public disclosure or filing with respect to the subject matter of this Agreement, including, without limitation, the existence of, or the terms of, this Agreement or any other material term of the transaction contemplated herein, that, based upon the advice of counsel, is required to be made (i) by applicable law or regulation or (ii) pursuant to any rules or regulations of the New York Stock Exchange, without the express written consent of the other Parties and (b) after the Petition Date, the Parties may (i) disclose the existence of, or the terms of, this Agreement or any other material term of the transaction contemplated herein without the express written consent of the other Parties and (ii) file a copy of this Agreement with the Bankruptcy Court; provided, however, that, in all instances, the Parties may not disclose, and shall redact the holdings information of every Party to this Agreement as of the date hereof and at any time hereafter. In addition, each Party to this Agreement shall have the right, at any time, to know the identities and holdings information of every other Party to this Agreement, but must keep such information confidential and may not disclose such information to any person except as may be compelled by a court of competent jurisdiction. The Debtors take no position with regard to whether such information may be material non-public information, but may not disclose such information other than on a confidential basis or as may be ordered by the Bankruptcy Court.

35. Headings. The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

36. Interpretation. This Agreement is the product of negotiations among the Parties, and the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement or any portion hereof, shall not be effective in regard to the interpretation hereof.

[Signatures and exhibits follow.]

25

IN WITNESS WHEREOF, this RSA has been duly executed as of the date first above written.

SEVENTY SEVEN ENERGY INC.

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer
SEVENTY SEVEN FINANCE INC.
By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer
SEVENTY SEVEN OPERATING LLC
By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer
SEVENTY SEVEN LAND COMPANY LLC
By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer
KEYSTONE ROCK & EXCAVATION, L.L.C.
By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer

PERFORMANCE TECHNOLOGIES, L.L.C.
By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer
PTL PROP SOLUTIONS, L.L.C.
By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer
WESTERN WISCONSIN SAND COMPANY, LLC
By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer
NOMAC DRILLING, L.L.C.
By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer
SSE LEASING, LLC
By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer
GREAT PLAINS OILFIELD RENTAL, L.L.C.
By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer

AGREED TO AND ACCEPTED
BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, on behalf of itself and the funds it manages
By:	/s/ David M. O’Mara
Its:	Authorized Signatory
AGREED TO AND ACCEPTED
MUDRICK CAPITAL MANAGEMENT, LLC,
on behalf of itself and the funds it manages
By:	/s/ Jason Muldrick
Its:	Authorized Signatory
AGREED TO AND ACCEPTED
AXAR CAPITAL MANAGEMENT, LLC, on
behalf of itself and the funds it manages
By:	/s/ Andrew Axelrod
Its:	Authorized Signatory

AGREED TO AND ACCEPTED

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Donna Souza
	Name:	Donna Souza
	Title:	Authorized Signatory

Taxpayer I.D. #

AGREED TO AND ACCEPTED

JFIN CLO 2013 LTD

By:	Apex Credit Partners LLC, as a Portfolio
Manager

By:	/s/ Andrew Stern
	Its:	Managing Director

Taxpayer I.D. #

JFIN CLO 2014 LTD

By:	Apex Credit Partners LLC, as a Portfolio
Manager

By:	/s/ Andrew Stern
	Its:	Managing Director

Taxpayer I.D. #

JFIN CLO 2014-II LTD

By:	Apex Credit Partners LLC, as a Portfolio
Manager

By:	/s/ Andrew Stern
	Its:	Managing Director

Taxpayer I.D. #

JFIN CLO 2015 LTD

By:	Apex Credit Partners LLC, as a Portfolio
Manager

By:	/s/ Andrew Stern
	Its:	Managing Director

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BlueMountain CLO 2015-2, Ltd., as Lender

By:	BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Its:	Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Blue Mountain Credit Alternatives Master Fund L.P.,
as Lender

By:	BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC, its investment advisor

By:	/s/ Meghan Fornshell
	Its:	Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BLUE MOUNTAIN SUMMIT TRADING L.P., as Lender

By:	BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC,
its investment advisor

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BlueMountain CLO 2012-1 Ltd, as Lender

By:	BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BlueMountain CLO 2012-2 Ltd, as Lender

By:	BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BlueMountain CLO 2013-3 Ltd, as Lender

By:	BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BlueMountain CLO 2013-4 Ltd., as Lender

By:	BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BlueMountain CLO 2014-1 Ltd, as Lender

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BlueMountain CLO 2014-2 Ltd, as Lender

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BlueMountain CLO 2014-3 Ltd., as Lender
By:	BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BlueMountain CLO 2014-4 Ltd, as Lender
By:	BlueMountain Capital Management

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BLUEMOUNTAIN FOINAVEN MASTER FUND
L.P., as Lender
By:	BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, its investment advisor

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BLUEMOUNTAIN GUADALUPE PEAK FUND
L.P., as Lender
By:	BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, its investment advisor

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BlueMountain Kicking Horse Fund L.P, as Lender
By:	BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, its investment advisor

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D.

AGREED TO AND ACCEPTED

BLUEMOUNTAIN LOGAN OPPORTUNITIES
MASTER FUND L.P., as Lender
By:	BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC, its investment advisor

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BLUEMOUNTAIN MONTENVERS MASTER
FUND SCA SICAV-SIF, as Lender
By:	BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC, its investment advisor

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BlueMountain Timberline Ltd., as Lender
By:	BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC, its investment advisor

By:	/s/ Meghan Fornshell
Its: Operations Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

CATERPILLAR FINANCIAL SERVICES CORPORATION

By:	/s/ Adam Brown
Title:	Credit Manager

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Covenant Credit Partners CLO I, Ltd.

By:	/s/ Brian Horton
Title:	MD

Taxpayer I.D. #

AGREED TO AND ACCEPTED

BLT 13 LLC

By:	/s/ Robert Healey
Title:	Authorized Signatory

Taxpayer I.D. #

AGREED TO AND ACCEPTED

ATLAS SENIOR LOAN FUND V, LTD.
By:	Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
Title:	Managing Director

By:	/s/ Brian McKeon
Title:	Vice President

GIN I.D. #

AGREED TO AND ACCEPTED

Flagship CLO VIII Ltd, as Lender
BY:	Deutsche Investment Management Americas
Inc.,
As Interim Investment Manager

By:	/s/ Mark Kim
Name:	Mark Kim
Title:	Vice President

By:	/s/ Eric Meyer
Name:	Eric Meyer
Title:	Portfolio Manager

Taxpayer I.D. #

AGREED TO AND ACCEPTED

DW CATALYST MASTER FUND, LTD.

By:	/s/ Shawn Singh
	Name:	Shawn Singh
	Title:	Authorized Signatory

Taxpayer I.D. #

AGREED TO AND ACCEPTED

DW VALUE MASTER FUND, LTD.

By:	/s/ Shawn Singh
	Name:	Shawn Singh
	Title:	Authorized Signatory

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Hull Street CLO, Ltd., as Lender

By:	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

Taxpayer I.D. #

AGREED TO AND ACCEPTED

ICG US CLO 2014-1, Ltd.

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Signatory

Taxpayer I.D. #

AGREED TO AND ACCEPTED

ICG US CLO 2014-2, Ltd.

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Signatory

Taxpayer I.D. #

AGREED TO AND ACCEPTED

ICG US CLO 2014-3, Ltd.

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Signatory

Taxpayer I.D. #

AGREED TO AND ACCEPTED

ICG US CLO 2015-1, Ltd.

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Signatory

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Invesco Senior Secured Management, Inc., on behalf of certain funds and accounts for which it acts as investment manager or sub-adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Senior Portfolio Manager

Taxpayer I.D. #

AGREED TO AND ACCEPTED

JMP CREDIT ADVISORS CLO II LTD., as Lender
By:	JMP Credit Advisors LLC
As Attorney-in-Fact

By:	/s/ April C. Lowry
	Name:	April C. Lowry
	Title:	Director

AGREED TO AND ACCEPTED

KVK CLO 2012-2 LTD.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

KVK CLO 2013-1 LTD.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

KVK CLO 2013-2 LTD.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

KVK CLO 2014-1 LTD.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

METROPOLITAN LIFE INSURANCE COMPANY

METLIFE INSURANCE COMPANY USA
by	Metropolitan Life Insurance Company, its
Investment Manager

NEW ENGLAND LIFE INSURANCE COMPANY
by	Metropolitan Life Insurance Company, its
Investment Manager

By:	/s/ David Yu
Name:	David Yu
Title:	Director

METROPOLITAN LIFE INSURANCE COMPANY
Taxpayer l.D. #

METLIFE INSURANCE COMPANY USA
Taxpayer I.D. #

NEW ENGLAND LIFE INSURANCE COMPANY
Taxpayer l.D. #

AGREED TO AND ACCEPTED

VENTURE XV CLO, Limited, as Lender
By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Taxpayer I.D. # GIIN

AGREED TO AND ACCEPTED

VENTURE XVI CLO, Limited, as Lender
By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Taxpayer I.D. # GIIN

AGREED TO AND ACCEPTED

VENTURE XVIII CLO, Limited, as Lender
By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Taxpayer I.D. # GIIN

AGREED TO AND ACCEPTED

VENTURE XI CLO, Limited, as Lender
By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Taxpayer I.D. # GIIN

AGREED TO AND ACCEPTED

VENTURE XIV CLO, Limited, as Lender
By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Taxpayer I.D. # GIIN

AGREED TO AND ACCEPTED

VENTURE XVII CLO, Limited, as Lender
By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Taxpayer I.D. # GIIN

AGREED TO AND ACCEPTED

Octagon Investment Partners XX, Ltd., as Lender
By: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Octagon Investment Partners XXI, Ltd., as Lender
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Octagon Loan Funding, Ltd., as Lender
By:	Octagon Credit Investors, LLC as Collateral
Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Octagon Emigrant Senior Secured Loan Trust, as Lender
By:	Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio
Administration

Taxpayer I.D. #

AGREED TO AND ACCEPTED OCP CLO 2014-6, Ltd.
By:	Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

Taxpayer I.D. # N/A

AGREED TO AND ACCEPTED

OFSI Fund V, Ltd.
By:	OFS Capital Management, LLC, its Collateral Manager

By:	/s/ Ken A. Brown
	Name:	Ken A. Brown
	Title:	Managing Director

Taxpayer I.D. #

AGREED TO AND ACCEPTED

OFSI Fund VII, Ltd.
By:	OFS Capital Management, LLC, its Collateral Manager

By:	/s/ Ken A. Brown
	Name:	Ken A. Brown
	Title:	Managing Director

Taxpayer I.D. #

AGREED TO AND ACCEPTED

OFSI Fund VI, Ltd.
By:	OFS Capital Management, LLC, its Collateral Manager

By:	/s/ Ken A. Brown
	Name:	Ken A. Brown
	Title:	Managing Director

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Galaxy XVIII CLO Ltd.
By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

Taxpayer I.D. # Please see attached tax form

AGREED TO AND ACCEPTED

Principal Life Insurance Company on behalf of one or more Separate Accounts (Principal Life Insurance Company, DBA Principal Core Plus Bond Separate Account)
By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Alan P. Kress
Alan P. Kress, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

ACCEPTED AND AGREED

Principal Funds, Inc. – Core Plus Bond Fund
By:	Principal Global Investors, LLC a Delaware
limited liability company, its authorized
signatory

By:	/s/ Alan P. Kress
Alan P. Kress, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

ACCEPTED AND AGREED

Principal Variable Contracts Funds, Inc. – Bond and Mortgage Securities Account
By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By:	/s/ Alan P. Kress
Alan P. Kress, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

ACCEPTED AND AGREED

Principal Global Investors Funds – High Yield Fund
By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By:	/s/ Alan P. Kress
Alan P. Kress, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

ACCEPTED AND AGREED

PGIT – High Yield Fixed Income Fund
By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By:	/s/ Alan P. Kress
Alan P. Kress, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

ACCEPTED AND AGREED

Principal Funds Inc – High Yield Fund
By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By:	/s/ Alan P. Kress
Alan P. Kress, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

ACCEPTED AND AGREED

PGI CIT Multi-Sector Fixed Income Fund
By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By:	/s/ Alan P. Kress
Alan P. Kress, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

ACCEPTED AND AGREED

Boeing Company Employee Retirement Plans Master Trust
By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By:	/s/ Alan P. Kress
Alan P. Kress, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

ACCEPTED AND AGREED

Daiwa Premium Trust – Daiwa/Principal US Short
Duration High Yield Bond Fund
By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By:	/s/ Alan P. Kress
Alan P. Kress, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

ACCEPTED AND AGREED

Iowa Public Employees Retirement System
By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By:	/s/ Alan P. Kress
Alan P. Kress, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

ACCEPTED AND AGREED

Principal Life Insurance Company
By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By:	/s/ Alan P. Kress
Alan P. Kress, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

AGREED TO AND ACCEPTED

Benefit Street Partners CLO IV, Ltd., as Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Cavalry CLO II, as Lender
By:	Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Cavalry CLO III, Ltd., as Lender
By:	Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Document Control Team

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Cavalry CLO V, Ltd., as Lender
By:	Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Document Control Team

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Adams Mill CLO Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Executive Vice President

Taxpayer I.D. #	offshore

AGREED TO AND ACCEPTED

Jackson Mill CLO, Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Executive Vice President

Taxpayer I.D. #	offshore

AGREED TO AND ACCEPTED

Jefferson Mill CLO, Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Executive Vice President

Taxpayer I.D. #	offshore

AGREED TO AND ACCEPTED

Washington Mill CLO Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Executive Vice President

Taxpayer I.D. #	offshore

AGREED TO AND ACCEPTED IN THE

UNDERSIGNED’S CAPACITY AS THE HOLDER OF TERM LOANS FOR ITS OWN ACCOUNT ONLY AND NOT IN ANY OTHER CAPACITY, INCLUDING, WITHOUT LIMITATION, AS CUSTODIAN, AS TRUSTEE OR AS INVESTMENT ADVISOR

this 9th day of May, 2016

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Deanna Williamson
Name:	Deanna Williamson
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Catamaran CLO 2012-1 Ltd., as Lender
By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Taxpayer I.D. #	N/A (W-8BEN-E)

AGREED TO AND ACCEPTED

Catamaran CLO 2013-1 Ltd., as Lender
By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Taxpayer I.D. #	N/A (W-8BEN-E)

AGREED TO AND ACCEPTED

Catamaran CLO 2014-1 Ltd., as Lender
By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Taxpayer I.D. #	N/A (W-8BEN-E)

AGREED TO AND ACCEPTED

Catamaran CLO 2014-2 Ltd., as Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Taxpayer I.D. #	N/A (W-8BEN-E)

AGREED TO AND ACCEPTED

Catamaran CLO 2015-1 Ltd., as Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Taxpayer I.D. #	N/A (W-8BEN-E)

AGREED TO AND ACCEPTED

WELLS FARGO BANK, NA

By:	/s/ George Wick
	Name:	George Wick
	Title:	Head of Investment Portfolio

Taxpayer I.D. #

AGREED TO AND ACCEPTED

WhiteHorse VI, Ltd.

By:	H.I.G. WhiteHorse Capital, LLC
As:	Collateral Manager

By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Manager

Taxpayer I.D. #

AGREED TO AND ACCEPTED

WhiteHorse VII, Ltd.

By:	H.I.G. WhiteHorse Capital, LLC
As:	Collateral Manager

By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Manager

Taxpayer I.D. #

AGREED TO AND ACCEPTED

WhiteHorse IX, Ltd.

By:	H.I.G. WhiteHorse Capital, LLC
As:	Collateral Manager

By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Manager

Taxpayer I.D. #

AGREED TO AND ACCEPTED

WhiteHorse X, Ltd.

By:	H.I.G. WhiteHorse Capital, LLC
As:	Collateral Manager

By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Manager

Taxpayer I.D. #

AGREED TO AND ACCEPTED

ZAIS CLO I, Limited

By:	ZAIS Leveraged Loan Manager, LLC,
its Collateral Manager

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Voya CLO 2014-2, Ltd.

By:	Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Voya CLO 2014-3, Ltd.

By:	Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Voya CLO 2014-4, Ltd.

By:	Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Voya Floating Rate Fund

By:	Voya Investment Management Co. LLC,
as its investment manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Voya CLO 2012-3, Ltd.

By:	Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Voya CLO 2012-4, Ltd.

By:	Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Voya CLO 2013-1, Ltd.

By:	Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Voya CLO 2013-2, Ltd.

By:	Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Voya CLO 2013-3, Ltd.

By:	Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Voya CLO 2014-1, Ltd.

By:	Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Voya CLO 2012-1, Ltd.

By:	Voya Alternative Asset Management LLC,
as its portfolio manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Voya CLO 2012-2, Ltd.

By:	Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

New Mexico State Investment Council

By:	Voya Investment Management Co. LLC,
as its investment manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Voya Senior Income Fund

By:	Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Taxpayer I.D. #

AGREED TO AND ACCEPTED

West CLO 2013-1 Ltd., as Lender

By:	/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	Vice President, Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

West CLO 2014-1 Ltd., as Lender

By:	/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	Vice President, Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

West CLO 2014-2 Ltd., as Lender

By:	/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	Vice President, Analyst

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Oaktree EIF II Series A1, Ltd., as Lender

By:	Oaktree Capital Management, L.P.,
its Collateral Manager

By:	/s/ Peter Deschner
	Name:	Peter Deschner
	Title:	Senior Vice President

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Oaktree EIF II Series A2, Ltd., as Lender

By:	Oaktree Capital Management, L.P.,
its Collateral Manager

By:	/s/ Peter Deschner
	Name:	Peter Deschner
	Title:	Senior Vice President

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Oaktree EIF II Series B1, Ltd., as Lender

By:	Oaktree Capital Management, L.P.,
its Collateral Manager

By:	/s/ Peter Deschner
	Name:	Peter Deschner
	Title:	Senior Vice President

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

Taxpayer I.D. #

AGREED TO AND ACCEPTED

Oaktree CLO 2014-2 Ltd., as Lender

By:	Oaktree Capital Management, L.P.,
its Collateral Manager

By:	/s/ Peter Deschner
	Name:	Peter Deschner
	Title:	Senior Vice President

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

Taxpayer I.D. #

Anchorage Capital Master Offshore, Ltd.

By:	Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Natalie Birrell
	Name:	Natalie Birrell
	Title:	Chief Operating Officer

Holdings: $ of Debt
Under the ABL Facility

Holdings: $ of Debt
Under the Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan Guaranty

Holdings: $ of Debt
Under the OpCo Notes Indenture

Holdings: $ of Debt
Under the HoldCo Notes Indenture

York Credit Opportunities Investments Master Fund, L.P.

By:	York Credit Opportunities Domestic Holdings, LLC, its General Partner

By:	/s/ Jeffrey Weber
	Name:	Jeffrey Weber
	Title:	President

Holdings: $ of Debt
Under the ABL Facility

Holdings: $ of Debt
Under the Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan Guaranty

Holdings: $ of Debt
Under the OpCo Notes Indenture

Holdings: $ of Debt
Under the HoldCo Notes Indenture

York Credit Opportunities Fund, L.P.

By:	York Credit Opportunities Domestic Holdings, LLC, its General Partner

By:	/s/ Jeffrey Weber
	Name:	Jeffrey Weber
	Title:	President

Holdings: $ of Debt
Under the ABL Facility

Holdings: $ of Debt
Under the Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan Guaranty

Holdings: $ of Debt
Under the OpCo Notes Indenture

Holdings: $ of Debt
Under the HoldCo Notes Indenture

Citadel Equity Fund Ltd.

By:	Citadel Advisors LLC, its Portfolio Manager

By:	/s/ John Nagel
	Name:	John Nagel
	Title:	Authorized Signatory

Holdings: $ of Debt
Under the ABL Facility

Holdings: $ of Debt
Under the Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan Guaranty

Holdings: $ of Debt
Under the OpCo Notes Indenture

Holdings: $ of Debt
Under the HoldCo Notes Indenture

ValueWorks Limited Partners LP

By:	ValueWorks, LLC., its Investment Manager

By:	/s/ Charles Lemonides
	Name:	Charles Lemonides
	Title:	Managing Member

Holdings: $ of Debt
Under the ABL Facility

Holdings: $ of Debt
Under the Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan Guaranty

Holdings: $ of Debt
Under the OpCo Notes Indenture

Holdings: $ of Debt
Under the HoldCo Notes Indenture

CA 534 OFFSHORE FUND, LTD

By:	BlackRock Financial Management Inc., in its capacity as investment advisor

By:	/s/ Sunil Aggarwal
	Name:	Sunil Aggarwal
	Title:	Authorized Signatory

Holdings: $ of Debt
Under the ABL Facility

Holdings: $ of Debt
Under the Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan Guaranty

Holdings: $ of Debt
Under the OpCo Notes Indenture

Holdings: $ of Debt
Under the HoldCo Notes Indenture

THE OBSIDIAN MASTER FUND

By:	BlackRock Financial Management Inc., its Investment Advisor

By:	/s/ Sunil Aggarwal
	Name:	Sunil Aggarwal
	Title:	Authorized Signatory

Holdings: $ of Debt
Under the ABL Facility

Holdings: $ of Debt
Under the Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan Guaranty

Holdings: $ of Debt
Under the OpCo Notes Indenture

Holdings: $ of Debt
Under the HoldCo Notes Indenture

BLACKROCK CREDIT ALPHA MASTER FUND L.P.

By:	BlackRock Financial Management Inc., in its capacity as investment advisor

By:	/s/ Sunil Aggarwal
	Name:	Sunil Aggarwal
	Title:	Authorized Signatory

Holdings: $ of Debt
Under the ABL Facility

Holdings: $ of Debt
Under the Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan Guaranty

Holdings: $ of Debt
Under the OpCo Notes Indenture

Holdings: $ of Debt
Under the HoldCo Notes Indenture

BLACKROCK MULTI-STRATEGY MASTER FUND LIMITED

By:	BlackRock Institutional Trust Company, N.A., its Investment Manager

By:	/s/ Sunil Aggarwal
	Name:	Sunil Aggarwal
	Title:	Authorized Signatory

Holdings: $ of Debt
Under the ABL Facility

Holdings: $ of Debt
Under the Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan Guaranty

Holdings: $ of Debt
Under the OpCo Notes Indenture

Holdings: $ of Debt
Under the HoldCo Notes Indenture

Exhibit A to the Restructuring Support Agreement

Plan Term Sheet

Execution Version

SEVENTY SEVEN ENERGY, INC., ET AL.

PLAN TERM SHEET

MAY 12, 2016

This term sheet (the “Term Sheet”) sets forth the principal terms of a proposed financial restructuring (the “Restructuring”) of the existing debt and other obligations of Seventy Seven Energy, Inc. (“HoldCo”) and the subsidiaries set forth below (collectively, the “Company”), including Seventy Seven Operating LLC (“OpCo”), pursuant to a joint chapter 11 plan of reorganization under the United States Bankruptcy Code (as defined below) (a “Plan”). Capitalized terms herein not otherwise defined shall have the meanings given them in that certain Amended and Restated Restructuring Support Agreement dated as of May 12, 2016, to which this Term Sheet is an exhibit (the “Restructuring Support Agreement”). As reflected in the Restructuring Support Agreement, the Restructuring is supported by the Consenting Term Loan Lenders, the Consenting Incremental Term Loan Lenders, the Consenting OpCo Noteholders and the Consenting HoldCo Noteholders (collectively, the “Restructuring Support Parties”).

THIS TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN OF REORGANIZATION OR AS AN OFFER TO BUY, SELL OR EXCHANGE ANY OF THE SECURITIES OR INSTRUMENTS DESCRIBED HEREIN, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, ONLY WILL BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE AND/OR OTHER APPLICABLE LAWS. THIS TERM SHEET DOES NOT ADDRESS ALL TERMS THAT WOULD BE REQUIRED IN CONNECTION WITH ANY POTENTIAL RESTRUCTURING AND ENTRY INTO OR THE CREATION OF ANY BINDING AGREEMENT IS SUBJECT TO THE NEGOTIATION AND EXECUTION OF DEFINITIVE DOCUMENTATION IN FORM AND SUBSTANCE CONSISTENT WITH THIS TERM SHEET AND SATISFACTORY TO THE COMPANY AND THE REQUISITE CONSENTING CREDITORS. THIS TERM SHEET HAS BEEN PRODUCED FOR DISCUSSION AND SETTLEMENT PURPOSES ONLY AND IS SUBJECT TO THE PROVISIONS OF RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND OTHER SIMILAR APPLICABLE STATE AND FEDERAL RULES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN IS STRICTLY CONFIDENTIAL AND SHALL NOT BE SHARED WITH ANY OTHER PARTY ABSENT THE PRIOR WRITTEN CONSENT OF THE COMPANY AND THE REQUISITE CONSENTING CREDITORS.

SUMMARY OF PRINCIPAL TERMS AND CONDITIONS

Transaction Overview

Debtors:	HoldCo; OpCo; Seventy Seven Land Company LLC (“LandCo”); Seventy Seven Finance Inc. (“SSF”); Performance Technologies, L.L.C. (“PTL”); PTL Prop Solutions, L.L.C. (“PTL Prop”); Western Wisconsin Sand Company, LLC; Nomac Drilling, L.L.C. (“Nomac”); SSE Leasing LLC (“SSE Leasing”); Keystone Rock & Excavation, L.L.C.; and Great Plains Oilfield Rental, L.L.C. (“Great Plains”) (collectively, the “Debtors”).

Reorganized Debtors:	Each of the Debtors as reorganized under the Plan (the “Reorganized Debtors”).

1

Chapter 11 Cases:	The jointly-administered voluntary cases to be commenced by the Debtors under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

Claims and Interests to be Restructured:

Undrawn letters of credit in an aggregate face amount equal to approximately $14.7 million, plus all other amounts outstanding (the “ABL Claims”), under that certain Credit Agreement, dated as of June 25, 2014, by and among Nomac, PTL and Great Plains, as borrowers, HoldCo, OpCo, LandCo, SSE Leasing and PTL Prop, as guarantors, Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent (the “ABL Agent”), the lenders party thereto (the “ABL Lenders”), and certain other parties thereto (as amended, modified or otherwise supplemented from time to time prior to the date hereof, the “ABL Facility”);

$393 million in unpaid principal, plus all other amounts outstanding against OpCo (the “Term Loan Claims”) under that certain Term Loan Credit Agreement, dated as of June 25, 2014, by and among HoldCo, as parent, OpCo, as borrower, HoldCo, Great Plains, Nomac, PTL, PTL Prop, SSE Leasing and LandCo, as guarantors, Wilmington Trust, N.A. (“Wilmington Trust”), as successor administrative agent (the “Term Loan Agent”), and the lenders party thereto (the “Term Loan Lenders”) (as amended, modified or otherwise supplemented from time to time prior to the date hereof, the “Term Loan Credit Agreement”; the term loans thereunder, the “Term Loan”) and all amounts outstanding against HoldCo, Great Plains, Nomac, PTL, PTL Prop, SSE Leasing and LandCo (“Term Loan Guaranty Claims”) under that certain Guaranty, dated as of June 25, 2014, between HoldCo, Great Plains, Nomac, PTL, PTL Prop, SSE Leasing and LandCo, as guarantors, and the Term Loan Agent, (the “Term Loan Guaranty”);

$99 million in unpaid principal, plus all other amounts outstanding against OpCo (the “Incremental Term Loan Claims”) under the Term Loan Credit Agreement, as supplemented by that certain Incremental Term Supplement (Tranche A), dated as of May 13, 2015, by and among HoldCo, as parent, OpCo, as borrower, HoldCo, Great Plains, Nomac, PTL, PTL Prop, SSE Leasing and LandCo, as guarantors, Wilmington Trust, as successor administrative agent (the “Incremental Term Loan Agent”), and the lenders party thereto (the “Incremental Term Loan Lenders”) (as amended, modified or otherwise supplemented from time to time prior to the date hereof, the “Incremental Term Loan”) and all amounts outstanding against HoldCo, Great Plains, Nomac, PTL, PTL Prop, SSE Leasing and LandCo (“Incremental Term Loan

2

Guaranty Claims”) under that certain Guaranty, dated as of June 25, 2014, between HoldCo, Great Plains, Nomac, PTL, PTL Prop, SSE Leasing and LandCo, as guarantors, and the Incremental Term Loan Agent (the “Incremental Term Loan Guaranty”);

$650 million in unpaid principal, plus all other amounts outstanding against OpCo and SSF (the “OpCo Note Claims”) under the 6.625% Senior Notes Due 2019 (the “OpCo Notes” and, the beneficial holders of such OpCo Notes, the “OpCo Noteholders”) pursuant to that certain Indenture, dated as of October 28, 2011, by and among OpCo, as issuer, SSF, as co-issuer, Nomac, PTL, Great Plains, PTL Prop, LandCo, HoldCo and SSE Leasing, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as trustee (as amended, modified or otherwise supplemented from time to time prior to the date hereof, the “OpCo Notes Indenture”) and all amounts outstanding against Nomac, PTL, Great Plains, PTL Prop, LandCo, HoldCo and SSE Leasing (the “OpCo Note Guaranty Claims”) under the OpCo Notes Indenture;

$450 million in unpaid principal, plus all other amounts outstanding against HoldCo (the “HoldCo Note Claims”) under the 6.50% Senior Notes Due 2022 (the “HoldCo Notes” and, the beneficial holders of such HoldCo Notes, the “HoldCo Noteholders”) pursuant to that certain Indenture, dated as of June 26, 2014, by and between HoldCo, as issuer, and Wells Fargo, as trustee (as amended, modified or otherwise supplemented from time to time prior to the date hereof, the “HoldCo Notes Indenture”);

Any Claims against the Company (other than the OpCo Note Claims, the OpCo Note Guaranty Claims, the HoldCo Note Claims or any Intercompany Claims) that are neither secured nor entitled to priority under the Bankruptcy Code or any order of the Bankruptcy Court (the “General Unsecured Claims”);

Any Claims against a Debtor held by another Debtor (the “Intercompany Claims”);

Interests in shares of common stock of OpCo, 100% of which are owned by HoldCo (the “Existing OpCo Equity Interests”);

Interests of shares of common stock of HoldCo, of which 58,928,042 shares were outstanding as of April 13, 2016 (the “Existing HoldCo Equity Interests”);

Any Interests in a Debtor held by another Debtor (other than the Existing OpCo Equity Interests and the Existing HoldCo Equity Interests) (the “Intercompany Interests”).

3

DIP Financing and Use of Cash Collateral:

The Debtors shall obtain a commitment for revolving debtor-in-possession financing facility in the aggregate principal amount of $100,000,000 (the “New DIP ABL Credit Facility”). The terms and conditions of the commitment and any New DIP ABL Credit Facility shall be in form and substance reasonably acceptable to the Requisite Consenting Creditors; provided, however, that the commitment amount, the interest rate, the maturity date, and all financial covenants in the New DIP ABL Credit Facility shall be reasonably acceptable to the Requisite Supermajority Consenting Creditors.

Promptly upon commencement of the Chapter 11 Cases, the Company will seek entry of interim and final orders authorizing them to enter into the New DIP ABL Credit Facility and use cash collateral to repay the obligations outstanding under the ABL Facility and to fund the administration of the Chapter 11 Cases (such interim order, the “Interim DIP Order”, such final order, the “Final DIP Order” and, collectively, the “DIP Orders”). In connection with the Company’s entry into the New DIP ABL Credit Facility and use of cash collateral, each of the DIP Orders shall authorize and require the Company to provide “adequate protection” (as such term is defined in sections 361 and 363 of the Bankruptcy Code) to the ABL Lenders and the Term Loan Lenders (which shall include reimbursement of reasonable fees and expenses of Jones Day and Centerview Partners (in an amount to be agreed), as advisors to the Term Loan Agent and Consenting Term Loan Lenders) on terms acceptable to the Requisite Consenting Creditors and the Requisite Consenting Term Loan Lenders.

Each of the DIP Orders shall be acceptable to (w) the Debtors; (x) the Requisite Consenting Creditors; (y) the Requisite Consenting Term Loan Lenders solely with respect to the provisions thereof governing or authorizing the provision of adequate protection, the carve-out for professional fees, the New DIP ABL Credit Facility commitment amount to the extent it exceeds $125,000,000, stipulations and challenge rights related to the Term Loan Claims, the Term Loan Guaranty Claims, Term Loan Collateral (as defined herein) and the Term Loan Credit Agreement, and the treatment of cash collateral arising from Term Loan Collateral; and (z) the Requisite Consenting Incremental Term Loan Lenders solely with respect to the foregoing matters in clause (y) above and stipulations and challenge rights related to the Incremental Term Loan Claims and Incremental Term Loan Guaranty Claims.

4

Exit Facility:	On the effective date of the Plan (the “Effective Date”), the Company will enter into a revolving credit facility in the aggregate principal amount of approximately $100,000,000 (the “Exit Facility”). The Exit Facility may be (a) an amendment and restatement of the New DIP ABL Credit Facility or (b) a new facility, and the terms and conditions of the Exit Facility shall be in form and substance reasonably acceptable to the Requisite Consenting Creditors; provided, however, that, subject to Section 4(c) and 4(d) of the Restructuring Support Agreement, the commitment amount, the interest rate, the maturity date, and all financial covenants in the Exit Facility shall be reasonably acceptable to the Requisite Supermajority Consenting Creditors; provided, however, further, that the Definitive Documentation related to the collateral securing the Exit Facility shall be in form and substance reasonably acceptable to the Requisite Consenting Term Loan Lenders. The proceeds from the Exit Facility, plus cash on hand, will be used to (i) provide additional liquidity for working capital and general corporate purposes, (ii) pay all reasonable and documented fees and expenses incurred by the Company and the Restructuring Support Parties, and expenses of their legal and financial advisors (but no more than one legal counsel, one local counsel and one financial advisor for each of the Company, the Consenting Term Loan Lenders, the Consenting Incremental Term Loan Lenders and the Consenting OpCo Noteholders), (iii) fund Plan distributions and (iv) fund the closing of the administration of the Chapter 11 Cases.

Post-Emergence Collateral Structure and Intercreditor Agreement:

On the Effective Date, the Debtors shall grant (i) in favor of the Term Loan Agent for the benefit of the Term Loan Lenders, a second-priority lien on and security interest in all collateral securing the Exit Facility (the “Exit ABL Collateral”), and (ii) to the administrative agent under the Exit Facility (the “Exit ABL Agent”) for the benefit of the lenders party to the Exit Facility, a third-priority lien on and security interest in the collateral securing the Term Loan and Incremental Term Loan (“Term Loan Collateral”), which liens and security interests shall be junior in priority to the first-priority liens on and security interests in the Term Loan Collateral in favor of the Term Loan Agent for the benefit of the Term Loan Lenders and the second-priority liens on and security interests in the Term Loan Collateral in favor of the Incremental Term Loan Agent for the benefit of the Incremental Term Loan Lenders, respectively.

The Term Loan Agent, the Incremental Term Loan Agent and Exit ABL Agent shall negotiate and enter into an intercreditor agreement governing their respective rights with respect to the Exit ABL Collateral and the Term Loan Collateral (the “Intercreditor Agreement”), which shall be in form and substance reasonably acceptable to the Requisite Consenting Term Loan Lenders and Requisite Consenting Incremental Loan Lenders. All Definitive Documentation related to any grant of liens or security interests in the Exit ABL Collateral or Term Loan Collateral or with respect to the Exit ABL Collateral or Term Loan Collateral securing the Exit Facility, the Term Loan or the Incremental Term Loan shall be in form and substance acceptable to Requisite Consenting Term Loan Lenders and the Requisite Consenting Incremental Term Loan Lenders.

5

Reorganized HoldCo/Reorganized OpCo Structure:	On the Effective Date the Existing HoldCo Equity Interests shall be cancelled. The Existing OpCo Equity Interests held by HoldCo shall remain outstanding and reorganized HoldCo (“Reorganized HoldCo”) shall issue newly authorized common shares of Reorganized HoldCo in an amount to be agreed upon by the Company and the Requisite Supermajority Consenting Creditors (the “New HoldCo Common Shares”) and (a) distribute 96.75%, on a fully diluted basis, of the New HoldCo Common Shares to reorganized OpCo (“Reorganized OpCo”) for distribution to the OpCo Noteholders in satisfaction of their OpCo Note Claims against OpCo and their OpCo Note Guaranty Claims against Nomac, PTL, Great Plains, PTL Prop, LandCo and SSE Leasing pursuant to the terms and conditions described below, and (b) as consideration negotiated by HoldCo in connection with the Restructuring, distribute 3.25% of the New HoldCo Common Shares (the “HoldCo Creditor New Common Share Pool”) to holders of the HoldCo Notes Claims and the OpCo Notes Guaranty Claims in their capacities as creditors of HoldCo. Distributions from the HoldCo Creditor New Common Share Pool will depend upon whether the class of HoldCo Notes Claims votes to accept or reject the Plan as more fully set forth in “Summary of Distribution of New HoldCo Common Shares” and elsewhere below.

Treatment of Claims and Interests

Administrative Expense (including 503(b)(9) Claims), Priority Tax, and Other Priority Claims:

Each holder of an Allowed administrative expense claim shall (a) be paid in full in cash (i) on the date such amounts become due and owing in the ordinary course of business or (ii) on or as soon as practicable after the Effective Date or (b) be entitled to such other treatment as agreed to by such holder, the Debtors and the Requisite Consenting Creditors. For purposes of this Term Sheet, “Allowed” shall have the same meaning set forth in section 502 of the Bankruptcy Code and as further defined in the Plan.

Each holder of an Allowed priority tax claim shall (a) be paid in full in deferred cash payments over a period not longer than five (5) years after the Petition Date or (b) be entitled to such other treatment as agreed to by such holder, the Debtors and the Requisite Consenting Creditors.

Each holder of any other Allowed priority claim shall (a) be paid in full in cash on or as soon as practicable after the Effective Date or (b) be entitled to such other treatment as agreed to by such holder, the Debtors and the Requisite Consenting Creditors.

6

Other Secured Claims:

On or as soon as practicable after the Effective Date, to the extent any Allowed prepetition secured claims exist other than the ABL Claims, the Term Loan Claims or the Incremental Term Loan Claims (the “Other Secured Claims”), such Other Secured Claims shall be satisfied by either (a) payment in full in cash, (b) reinstatement pursuant to section 1124 of the Bankruptcy Code, (c) such other recovery necessary to satisfy section 1129 of the Bankruptcy Code or (d) such other treatment as agreed to by such holder, the Debtors and the Requisite Consenting Creditors.

Unimpaired - Deemed to Accept

Term Loan Claims:

On or as soon as practicable after the Effective Date, each holder of Allowed Term Loan Claims shall receive its pro rata share of a consent fee in an amount equal to 2.0% of the aggregate amount of the Allowed Term Loan Claims. The Allowed Term Loan Claims shall be paid in accordance with the terms and conditions of the Term Loan Credit Agreement; provided, however, that, on the Effective Date, (A) the Term Loan shall be secured with additional collateral as set forth in the section entitled “Post-Emergence Collateral Structure and Intercreditor Agreement”, (B) the Debtors shall use commercially reasonable efforts to obtain a rating (but not a specific rating) of the Term Loan by Moody’s Investors Service, Inc. and Standard & Poors Ratings Group (collectively, the “Credit Ratings”) and (C) the Term Loan Credit Agreement shall be amended, with the consent of the Requisite Consenting Term Loan Lenders, as follows: (i) the term Maturity Date shall be amended by replacing “June 25, 2021” with “June 25, 2020”; (ii) a new sentence shall be added to section 7.04 as follows: “Notwithstanding anything to the contrary herein, Parent and the Restricted Subsidiaries shall not transfer any property or assets in excess of $50 million in the aggregate to any Subsidiary or Subsidiaries that are not Loan Parties.”; (iii) a new sentence shall be added to section 6.12 as follows: “Notwithstanding anything to the contrary in any Loan Document, Parent will not form, acquire or permit to exist any Subsidiary that is a CFC or any other Foreign Subsidiary.”; and (iv) an affirmative covenant shall be added to Article VI requiring the Debtors to use commercially reasonable efforts to maintain at all times the Credit Ratings.

Allowed in the aggregate principal amount of at least $393 million plus accrued interest, fees and expenses. Impaired - Entitled to Vote

Incremental Term Loan Claims	On or as soon as practicable after the Effective Date, each holder of Allowed Incremental Term Loan Claims shall receive its pro rata share of (i) a consent fee in an amount equal to 2.0% of the aggregate amount of the Allowed Incremental Term Loan Claims and (ii) $15 million, in full and final satisfaction of $15 million of the Allowed Incremental Term Loan Claims;

7

provided, that the Incremental Term Loan Lenders shall waive the right to any prepayment premium that may be payable under the Incremental Term Loan in connection with such payment. The remaining $84 million of Allowed Incremental Term Loan Claims shall be paid in accordance with the terms and conditions of the Incremental Term Loan; provided, however, that the Incremental Term Loan shall be amended, with the consent of the Incremental Term Loan Lenders, to remove the requirement of any future prepayment premium under the Incremental Term Loan for a period of 18 months after the Effective Date.

Allowed in the aggregate principal amount of at least $99 million plus accrued interest, fees and expenses. Impaired - Entitled to Vote

OpCo Note Claims:

On the Effective Date, all of the OpCo Notes shall be cancelled and, in full and final satisfaction of the Allowed OpCo Note Claims, each OpCo Noteholder shall receive its pro rata share of (i) 96.75%, on a fully diluted basis, of the New HoldCo Common Shares, which shares shall be subject to dilution for the Management Incentive Plan (defined below) and the New Warrants (defined below) and (ii) the OpCo Litigation Proceeds (defined below).

Allowed in the aggregate principal amount of at least $650 million plus accrued interest, fees and expenses. Impaired - Entitled to Vote

General Unsecured Claims:

Each holder of an Allowed General Unsecured Claim shall receive, in full and final satisfaction of such Allowed General Unsecured Claim, payment in full in cash in the ordinary course of business, as and when due and payable, or such other treatment as may be required to allow such Allowed General Unsecured Claim to “ride through” the Chapter 11 Cases.

Unimpaired - Deemed to Accept

Existing OpCo Equity Interests:	On the Effective Date, the Existing OpCo Equity Interests held by HoldCo shall remain outstanding and shall be held by Reorganized HoldCo.

Term Loan Guaranty Claims:

Holders of Term Loan Guaranty Claims shall on account of their Allowed Term Loan Guaranty Claims against each of the Debtors receive the treatment set forth for Allowed Term Loan Claims.

Allowed in the aggregate principal amount of at least $393 million plus accrued interest, fees and expenses. Impaired - Entitled to Vote

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Incremental Term Loan Guaranty Claims:

Each holder of an Allowed Incremental Term Loan Guaranty Claim shall be entitled to receive on account of its Allowed Incremental Term Loan Guaranty Claim against HoldCo, its pro rata share, on a fully diluted basis, of the HoldCo Creditor New Common Share Pool, which shares shall be subject to dilution for the Management Incentive Plan (defined below) and the New Warrants (defined below); provided, however that the Incremental Term Loan Lenders have agreed to waive the right to receive such distribution (the “Incremental Term Loan Guaranty Waiver”), but, for the avoidance of doubt, such waiver shall not affect the status and validity of the guaranties (by HoldCo and the other Debtors) arising under or related to the Incremental Term Loan Guaranty or any liens arising under or related to the Incremental Term Loan, which guaranties and liens shall remain in place in accordance with their original terms and conditions.

Holders of Incremental Term Loan Guaranty Claims shall on account of their Allowed Incremental Term Loan Guaranty Claims against Great Plains, Nomac, PTL, PTL Prop, SSE Leasing and LandCo receive the treatment set forth for Allowed Incremental Term Loan Claims.

Allowed in the aggregate principal amount of at least $99 million plus accrued interest, fees and expenses. Impaired - Entitled to Vote

OpCo Note Guaranty Claims:

Each holder of OpCo Note Guaranty Claims shall be entitled receive on account of its Allowed OpCo Note Guaranty Claims against HoldCo its pro rata share of (i) on a fully diluted based after giving effect to the Incremental Term Loan Guaranty Waiver, the HoldCo Creditor New Common Share Pool (which shares shall be subject to dilution for the Management Incentive Plan (defined below) and the New Warrants (defined below)); provided, however, that if holders of at least two-thirds in amount and one-half in number of the Allowed HoldCo Note Claims that timely vote on the Plan vote in favor of the Plan, the OpCo Noteholders agree to waive the right to receive such distribution (the “OpCo Note Guaranty Waiver”); and (ii) the HoldCo Litigation Proceeds (defined below).

Holders of OpCo Note Guaranty Claims shall on account of their Allowed OpCo Note Guaranty Claims against Nomac, PTL, Great Plains, PTL Prop, LandCo and SSE Leasing receive the treatment set forth for Allowed OpCo Note Claims.

Allowed in the aggregate principal amount of at least $650 million plus accrued interest, fees and expenses. Impaired - Entitled to Vote

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HoldCo Note Claims:

On the Effective Date, all of the HoldCo Notes shall be cancelled.

If holders of at least two-thirds in amount and one-half in number of the Allowed HoldCo Note Claims that timely vote on the Plan vote in favor of the Plan, each HoldCo Noteholder shall receive on account of its Allowed HoldCo Note Claims its pro rata share of (i) the HoldCo Creditor New Common Share Pool (after giving effect to the Incremental Term Loan Guaranty Waiver and the OpCo Note Guaranty Waiver) (which shares shall be subject to dilution for the Management Incentive Plan (defined below) and/or the New Warrants (defined below)) (ii) warrants to purchase 15% of the New HoldCo Common Shares, with a strike price at a total equity value of $524 million upon and after the consummation of the Restructuring, which warrants shall be exerciseable at any time from the Effective Date until the five (5) year anniversary thereof (the “New A Warrants”) and (ii) the HoldCo Litigation Proceeds (defined below).

If holders of at least two-thirds in amount and one-half in number of the Allowed HoldCo Note Claims that vote on the Plan do not vote in favor of the Plan (or no HoldCo Noteholders vote at all), each HoldCo Noteholder shall receive on account of its Allowed HoldCo Note Claims its pro rata share of (i) the HoldCo Creditor New Common Share Pool (after giving effect to the Incremental Term Loan Guaranty Waiver), which shares shall be subject to dilution for the Management Incentive Plan (defined below) and (ii) the HoldCo Litigation Proceeds (defined below).

Allowed in the aggregate principal amount of at least $450 million plus accrued interest, fees and expenses. Impaired - Entitled to Vote

Intercompany Claims and Intercompany Interests:	All Intercompany Claims and Intercompany Interests shall be reinstated. Unimpaired - Deemed to Accept

Existing HoldCo Equity Interests:

All Existing HoldCo Equity Interests shall be extinguished as of the Effective Date.

Only if holders of at least two-thirds in amount and one-half in number of each of the Allowed Incremental Term Loan Claims, the Allowed OpCo Note Claims, the Allowed Incremental Term Loan Guaranty Claims, the Allowed OpCo Note Guaranty Claims and the Allowed HoldCo Note Claims that vote on the Plan vote in favor of the Plan, each holder of Existing HoldCo Equity Interests shall receive its pro rata share of (i) warrants to purchase 10% of the New Common Shares with a strike price at a total equity value of $1.788 billion, which warrants shall be

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exercisable at any time from the Effective Date until the five (5) year anniversary thereof (the “New B Warrants”) and (ii) warrants to purchase 10% of the New Common Shares with a strike price at a total equity value of $2.5 billion, which warrants shall be exercisable at any time from the Effective Date until the seven (7) year anniversary thereof (the “New C Warrants” and, together with the New A Warrants and the New B Warrants, the “New Warrants”); otherwise, holders of Existing HoldCo Equity Interests shall receive no distribution under the Plan on account of such interests.

Impaired - Deemed to Reject

Summary of Distribution of New HoldCo Common Shares:

Subject to dilution for the Management Incentive Plan (defined below) and the New Warrants, pursuant to the terms and conditions described above, the New HoldCo Common Shares shall be distributed as follows:

If the class of HoldCo Noteholders accepts the Plan:

OpCo Note Claims:	96.75%
OpCo Note Guaranty Claims:	0.00%
HoldCo Note Claims:	3.25%

100.00%

If the class of HoldCo Noteholders does not accept the Plan:

OpCo Note Claims:	96.75%
OpCo Note Guaranty Claims:	1.92%
HoldCo Note Claims:	1.33%

100.00%

Corporate Governance

Corporate Organizational Documents:	TBD, but to be acceptable to the Requisite Supermajority Consenting Creditors, in consultation with the Debtors.

Board of Directors of Reorganized HoldCo:	TBD, but (i) to be acceptable to the Requisite Supermajority Consenting Creditors, in consultation with the Debtors and, with respect to any independent board members, the Consenting HoldCo Noteholders, and (ii) the Consenting HoldCo Noteholders shall be entitled to appoint a non-voting observer who will be entitled to attend all meetings of the board of directors of Reorganized HoldCo.

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General Provisions

Vesting:	Upon consummation of the Restructuring, all of the assets of the Debtors shall be owned by the reorganized Debtors.

Management Incentive Plan:	A management incentive plan (the “Management Incentive Plan”) to be implemented after the Effective Date by the board of directors of Reorganized HoldCo will provide some combination of cash, options, and/or other equity-based compensation to the management of Reorganized HoldCo in an amount to be set forth in the Plan, which amount shall not exceed 10% of the New Common Shares, and which shall dilute all of the equity otherwise contemplated to be issued by this Term Sheet including, for the avoidance of doubt, the New Warrants.

Tax Issues:	The Debtors shall seek to implement the Restructuring in a tax efficient manner. Reorganized HoldCo shall have the authority to control any federal or state tax returns filed by the Debtors.

Reincorporation:	Reorganized HoldCo shall be reincorporated in Delaware.

Release and Related Provisions

Exculpations:	The Plan shall include standard and customary exculpation provisions that provide for the Debtors, the Agent and the Lenders pursuant to that certain New DIP ABL Credit Facility, the Restructuring Support Parties, and each of their respective current officers and directors, professionals, advisors, accountants, attorneys, investment bankers, consultants, employees, agents and other representatives (each solely in its capacity as such), shall be exculpated from liability for their actions in connection with or arising out of the Chapter 11 Cases or the Plan, with customary carve-outs for gross negligence and willful misconduct, in each of the foregoing cases, to the extent permitted by law.

Releases:	The Plan shall include standard and customary mutual releases and third party releases, including without limitation, releases of current officers and directors and the Restructuring Support Parties, from holders of claims or interests to the extent permitted by law.

Litigation Trust:	The Plan shall provide for the establishment of a litigation trust (the “Litigation Trust”) to pursue certain claims and causes of action to be assigned and transferred to the Litigation Trust by the Debtors on the Effective Date for the benefit of the Litigation Trust Beneficiaries (defined below).

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The holders of the OpCo Note Guaranty Claims and the holders of the HoldCo Note Claims shall be deemed the sole beneficiaries (the “HoldCo Litigation Trust Beneficiaries”) of any claims or causes of action assigned and transferred to the Litigation Trust by HoldCo. Subject to the terms and conditions of the Litigation Trust Agreement (defined below), the HoldCo Litigation Trust Beneficiaries shall be entitled to receive their pro rata share of any proceeds of any claims or causes of action assigned and transferred to the Litigation Trust by HoldCo (the “HoldCo Litigation Proceeds”).

The holders of the OpCo Note Claims shall be deemed the sole beneficiaries (the “OpCo Litigation Trust Beneficiaries” and, together with the HoldCo Litigation Trust Beneficiaries, the “Litigation Trust Beneficiaries”) of any claims or causes of action assigned and transferred to the Litigation Trust by any Debtor other than HoldCo. Subject to the terms and conditions of the Litigation Trust Agreement (defined below), the OpCo Litigation Trust Beneficiaries shall be entitled to receive their pro rata share of any proceeds of any claims or causes of action assigned and transferred to the Litigation Trust by any Debtor other than HoldCo (the “OpCo Litigation Proceeds”).

The Litigation Trust shall be governed by an agreement (the “Litigation Trust Agreement”), which will govern the management and administration of the Litigation Trust and the respective rights, powers and obligations of the Litigation Trust Beneficiaries. The Litigation Trust Agreement will be binding on all Litigation Trust Beneficiaries who shall be deemed to have executed the Litigation Trust Agreement as of the Effective Date. The Litigation Trust Agreement shall be in form and substance reasonably acceptable to the Requisite Consenting Creditors.

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Current Director and Officer Indemnification:

Any obligations of the Debtors pursuant to their organizational documents to indemnify current officers, directors, agents, and/or employees (i) shall not be discharged or impaired by confirmation of the Plan and (ii) shall be deemed and treated as executory contracts to be assumed by the Debtors under the Plan.

Director and officer insurance will continue in place for the current directors and officers of all of the Debtors during the Chapter 11 Cases on existing terms. After the Effective Date, the Reorganized Debtors shall not terminate or otherwise reduce the coverage under any director and officer insurance policies (including any “tail policy”) then in effect. To the extent permitted under applicable law, current directors and officers are to receive first access to available insurance. Current directors and officers shall be indemnified by the Reorganized Debtors to the extent of such insurance.

Discharge:	A full and complete discharge shall be provided in the Plan.

Injunctions:	Ordinary and customary injunction provisions shall be included in the Plan.

Conditions to Confirmation and Effectiveness:

The Plan shall be subject to usual and customary conditions to confirmation and effectiveness (as applicable), as well as such other conditions that are reasonably satisfactory to the Company and the Requisite Consenting Creditors or Requisite Consenting Supermajority Consenting Creditors (as applicable), the Requisite Consenting Term Loan Lenders, and the Requisite Consenting Incremental Term Loan Lenders, including the following:

•    The Bankruptcy Court shall have entered an order in form and substance reasonably acceptable to the Requisite Consenting Creditors, the Requisite Consenting Term Loan Lenders, and the Requisite Consenting Incremental Term Loan Lenders and the Debtors approving the Disclosure Statement as containing “adequate information” within the meaning of section 1125 of the Bankruptcy Code;

•    Except as provided in the immediately succeeding bullet, the Plan and all documents contained in any Plan supplement, including any exhibits, schedules, amendments, modifications or supplements thereto, and all other Definitive Documentation shall have been negotiated, executed, delivered and filed with the Bankruptcy Court in substantially final form and in form and substance reasonably acceptable to (w) the Requisite Consenting Creditors or Requisite Consenting Supermajority Consenting Creditors, as applicable, (x)

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the Requisite Consenting Term Loan Lenders to the extent applicable, (y) the Requisite Consenting Incremental Term Loan Lenders to the extent applicable and (z) the Debtors and otherwise consistent with the terms and conditions described in this Term Sheet or the Restructuring Support Agreement, as applicable;

•    Notwithstanding anything in the Restructuring Support Agreement and this Term Sheet, the Term Loan Credit Agreement (as amended in accordance with this Term Sheet) and all Definitive Documentation related or giving effect to or affecting the Term Loan Credit Agreement, the Term Loan Collateral, the Exit ABL Collateral, the Intercreditor Agreement, the treatment of the Term Loan Claims or Term Loan Guaranty Claims or any rights or benefits provided to the Term Loan Agent, any of the Term Loan Lenders or any of the Consenting Term Loan Lenders shall be and in form and substance reasonably acceptable to the Requisite Consenting Term Loan Lenders, the Term Loan Agent (solely as it pertains to matters affecting the Term Loan Agent) and the Debtors (and this condition shall not be subject to waiver except with the consent of the Requisite Consenting Term Loan Lenders);

•    Notwithstanding anything in the Restructuring Support Agreement and this Term Sheet, the Term Loan Credit Agreement (including the Incremental Term Loan Supplement (Tranche A)) (as amended in accordance with this Term Sheet) and all Definitive Documentation related or giving effect to or affecting the Term Loan Credit Agreement (including the Incremental Term Loan Supplement (Tranche A)), the Term Loan Collateral, the Exit ABL Collateral, the Intercreditor Agreement, the treatment of the Incremental Term Loan Claims or Incremental Term Loan Guaranty Claims or any rights or benefits provided to the Incremental Term Loan Agent, any of the Incremental Term Loan Lenders or any of the Consenting Incremental Term Loan Lenders shall be and in form and substance reasonably acceptable to the Requisite Consenting Incremental Term Loan Lenders, the Incremental Term Loan Agent (solely as it pertains to matters affecting the Incremental Term Loan Agent) and the Debtors (and this condition shall not be subject to waiver except with the consent of the Requisite Consenting Incremental Term Loan Lenders);

•    The Restructuring Support Agreement shall have been approved pursuant to an order of the Bankruptcy Court and shall not have been terminated, and shall be in full force and effect;

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•    The Bankruptcy Court shall have entered a Confirmation Order in form and substance reasonably acceptable to the Requisite Consenting Creditors, the Requisite Consenting Term Loan Lenders, the Requisite Consenting Incremental Term Loan Lenders and the Debtors and the Confirmation Order shall be a final order;

•    All Restructuring Support Party Fees and Expenses (as defined below) that were incurred through the Effective Date have been paid in full in cash (which condition cannot be waived except with the consent of the Restructuring Support Party which retained the professional adversely affected by such waiver); and

•    On or simultaneously with the occurrence of the Effective Date, the Debtors shall have closed on the Exit Facility, which Exit Facility shall be in form and substance reasonably acceptable to the Debtors and the Requisite Consenting Creditors; provided, however, that, subject to Section 4(c) and 4(d) of the Restructuring Support Agreement, the commitment amount, the interest rate, the maturity date, and all financial covenants in the Exit Facility shall be reasonably acceptable to the Requisite Supermajority Consenting Creditors; provided, however, further, that the Definitive Documentation related to the collateral securing the Exit Facility shall be in form and substance reasonably acceptable to the Requisite Consenting Term Loan Lenders and the Requisite Consenting Incremental Term Loan Lenders.

Other Provisions

Other Provisions:	The Plan shall contain such other terms and conditions as agreed to by the Debtors, the Requisite Consenting Term Loan Lenders, the Requisite Consenting Incremental Term Loan Lenders and the Requisite Consenting Creditors or Requisite Consenting Supermajority Consenting Creditors, as applicable in all cases subject to the rights and limitations set forth in Sections 3 and 4.

Issuance of New Common Shares; Execution of the Plan Documents:	On the Effective Date, the Reorganized Debtors shall issue and execute all securities, notes, instruments, certificates, and other documents required to be issued and executed in accordance with the Plan.

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Executory Contracts and Unexpired Leases:	All executory contracts and unexpired leases not expressly rejected shall be deemed assumed pursuant to the Plan. In consultation with the Requisite Consenting Creditors, the Debtors may reject executory contracts and unexpired leases, provided, however, that the existing employment arrangements for the Debtors’ management team will be replaced by new employment agreements on terms consistent with their current employment arrangements; provided that such new employment agreements are reasonably acceptable to the Debtors and the Requisite Consenting Creditors. For the avoidance of doubt, any awards granted under the Management Incentive Plan will be governed by such program and will not be subject to any provisions of the employment agreements.

Restructuring Support Parties’ Fees and Expenses:	The Company shall pay all costs, fees and expenses of Jones Day and Centerview Partners (“Centerview”), advisors to the Term Loan Agent and Consenting Term Loan Lenders, Latham & Watkins LLP, advisors to the Consenting Incremental Term Loan Lenders, Weil, Gotshal & Manges LLP and Moelis & Company, advisors to the Consenting OpCo Noteholders, Schulte Roth & Zabel LLP (“SRZ”) and Houlihan Lokey Capital, Inc. (“Houlihan”) and one local counsel for each of (w) the Consenting Term Loan Lenders, (x) the Consenting Incremental Term Loan Lenders, (y) the Consenting OpCo Noteholders and (z) the Consenting HoldCo Noteholders, each in accordance with their respective engagement letters or other contractual arrangements (collectively, the “Restructuring Support Party Fees and Expenses”); provided, that Centerview’s fees shall be payable in amount agreed to in that certain engagement letter dated as of April 29 by and between the Debtors and Centerview, (ii) Houlihan’s fees shall be payable in amount agreed to in that certain engagement letter dated as of the date hereof by and between the Debtors and Houlihan, and (iii) SRZ’s fees shall be payable in an amount agreed to in that certain engagement letter dated as of the date hereof by and between the Debtors and SRZ.

No Registration Under the Securities Act:	The offer, issuance and distribution of the New HoldCo Common Shares pursuant to the Plan will be exempt from registration under the Securities Act pursuant to section 1145 of the Bankruptcy Code.

No Admission:	Nothing in this Term Sheet is or shall be deemed to be an admission of any kind as to the extent, validity, or priority of any claims held by any Parties hereto.

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Exhibit B to the Restructuring Support Agreement

Form of Transferee Joinder

This joinder (this “Joinder”) to the Restructuring Support Agreement (the “Agreement”), dated as of [DATE], by and among: (i) HoldCo; SSF; OpCo; Great Plains; Seventy Seven Land Company; Nomac; PTL; PTL Prop Solutions, L.L.C.; SSE Leasing, LLC; Keystone Rock & Excavation, L.L.C.; and Western Wisconsin Sand Company, LLC, (ii) the Consenting Term Loan Lenders, (iii) the Consenting Incremental Term Loan Lenders, (iv) the Consenting OpCo Noteholders and (v) the Consenting HoldCo Noteholders, is executed and delivered by [            ] (the “Joining Party”) as of [            ]. Each capitalized term used herein but not otherwise defined shall have the meaning ascribed to it in the Agreement.

1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder as Annex 1 (as the same has been or may be hereafter amended, restated, or otherwise modified from time to time in accordance with the provisions thereof). The Joining Party shall hereafter be deemed to be a Party for all purposes under the Agreement and one or more of the entities comprising the Restructuring Support Parties.

2. Representations and Warranties. The Joining Party hereby represents and warrants to each other Party to the Agreement that, as of the date hereof, such Joining Party (a) is the legal or beneficial holder of, and has all necessary authority (including authority to bind any other legal or beneficial holder) with respect to, the ABL Claims, Term Loan Claims, Incremental Term Loan Claims, Incremental Term Loan Guaranty Claims, OpCo Note Claims, and/or HoldCo Note Claims identified below its name on the signature page hereof, and (b) makes, as of the date hereof, the representations and warranties set forth in Section 18 of the Agreement to each other Party.

3. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provisions which would require the application of the law of any other jurisdiction.

4. Notice. All notices and other communications given or made pursuant to the Agreement shall be sent to:

To the Joining Party at:

[JOINING PARTY]

[ADDRESS]

Attn:

Facsimile: [FAX]

EMAIL:

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

[JOINING PARTY]

Holdings: $ of Debt
Under the ABL Facility

Holdings: $ of Debt
Under the Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan

Holdings: $ of Debt
Under the Incremental Term Loan Guaranty

Holdings: $ of Debt
Under the OpCo Notes Indenture

Holdings: $ of Debt
Under the HoldCo Notes Indenture

Annex 1 to the Form of Transferee Joinder